                                   MAS Funds
                            PA Municipal Portfolio

Dear Shareholder:

     A Special Meeting of Shareholders of the PA Municipal Portfolio of the MAS Funds (the "Fund") has been scheduled for November 20, 1998. If you are a Shareholder of record as of the close of business on October 7, 1998, you are entitled to vote at the meeting and at any adjournment of the meeting.

     The attached Prospectus/Proxy Statement gives you information relating to the proposal upon which you are being asked to vote. The Board of Trustees recommends that you approve a reorganization whereby your Portfolio would transfer all of its assets and all of its liabilities to the Fund's Municipal Portfolio. Assuming approval by Shareholders, you would receive Institutional Class Shares of the corresponding Municipal Portfolio equal in value to your PA Municipal Portfolio shares. MAS Funds is an open-end management investment company, or mutual fund. Miller Anderson & Sherrerd, LLP is investment adviser to the fund and is wholly-owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co. ("MSDW") It is anticipated that the transaction will be tax free for Shareholders, and the Board of Trustees expects it to result in operational efficiencies. We encourage you to follow the Trustees' recommendation to approve the proposal.

     Your vote is important to us. Your immediate response will help prevent the need for additional solicitations. Thank you for taking the time to consider this important proposal and for your investment in the Portfolio.

     Please mark, sign and date the enclosed Proxy Card and return it promptly in the enclosed, postage-paid envelope.

                                            Sincerely,



                                            James D. Schmid
                                            President
November 2, 1998

               INFORMATION ABOUT YOUR PROXY STATEMENT/PROSPECTUS

Q. Why am I receiving this Proxy Statement/Prospectus?

A. MAS Funds seeks your approval of a reorganization of the Fund's PA Municipal Portfolio. The Board of Trustees recommends the reorganization because it believes that it will result in a structure that more appropriately serves the needs of shareholders.

Q. How will the reorganization work?

A. The PA Municipal Portfolio will transfer all of its assets and all of its liabilities to the Municipal Portfolio in return for Institutional Class Shares of the Municipal Portfolio having an equivalent aggregate value. The net assets of the PA Municipal Portfolio will be transferred at their current value as of the Effective Time, and the shares provided in return will have a total value of the transferred net assets, again as of the Effective Time. Finally, the PA Municipal Portfolio will distribute the shares received by it to its shareholders in a liquidating distribution. Shareholders of the PA Municipal Portfolio will thus effectively be converted into Institutional Class shareholders of the Municipal Portfolio. If the Plan is carried out as proposed there will be no federal or state tax consequences to either Portfolio or its shareholders. Please refer to the proxy statement/prospectus for a detailed explanation of the proposal and for a fuller description of the PA Municipal and Municipal Portfolios.

Q. How will this affect my account?

A. Following the reorganization you will be a shareholder of the Municipal Portfolio. The reorganization will not, however, affect the value of your account. In addition, you can expect the same management expertise and shareholder services that you currently receive. The investment advisory fees of the Municipal and PA Municipal Portfolios are the same.

Q. Why do I need to vote?

A. Your vote is needed to ensure that the proposal can be acted upon. Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate.

Q. How does the Board of Trustees suggest that I vote?

A. After careful consideration, the Board of Trustees of MAS Funds recommends that you vote "FOR" the item proposed on the enclosed proxy card.

Q. Who is paying for expenses related to the shareholder meeting?

A. The PA Municipal Portfolio and the Municipal Portfolio are paying for the expenses related to the shareholder meeting.

Q. Where do I mail my proxy card?

A. You may use the enclosed postage-paid envelope or mail your proxy card to:

     MAS Funds
     One Tower Bridge
     West Conshohocken, PA 19428-2899
     Attn: Michiko Ishimura

Q. Whom do I call if I have questions?

A. We will be happy to answer your questions about the proxy solicitation. Please call us at (800) 354-8185 between 8:00 a.m. and 5:30 p.m. Eastern Time, Monday through Friday.

                                   MAS Funds
                      c/o Miller Anderson & Sherrerd, LLP
                               One Tower Bridge
                     West Conshohocken, Pennsylvania 19428


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON NOVEMBER 20, 1998

     Notice is hereby given that a Special Meeting of Shareholders of the PA Municipal Portfolio of MAS Funds will be held at the offices of Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, Pennsylvania on November 20, 1998 at 10:00 a.m. (Eastern Time) for the purposes of considering the proposals set forth below.


Proposal 1: Approval of an Agreement and Plan of Reorganization and Liquidation
            providing for (i) the purchase by the Municipal Portfolio (the "Municipal Portfolio") of all of the assets and assumption of all of the liabilities of the PA Municipal Portfolio in exchange for Institutional Class Shares of the Municipal Portfolio; (ii) the distribution of the Municipal Portfolio shares so received to shareholders of the PA Municipal Portfolio; and (iii) the termination of the PA Municipal Portfolio;


Proposal 2: The transaction of such other business as may properly be brought before the meeting.


     Shareholders of record as of the close of business on October 7, 1998 are entitled to notice of, and to vote at, this meeting or any adjournment thereof.



     Please execute and return promptly the accompanying proxy card. This is important to ensure a quorum at the meeting. No postage is necessary if you use the enclosed envelope. You may revoke your proxy at any time before the meeting by submitting a written notice of revocation or a subsequently executed proxy or by attending the meeting and voting in person.



                                      John H. Grady, Jr.
                                      Secretary




November 2, 1998

                          PROXY STATEMENT/PROSPECTUS
                               October 30, 1998


         Relating to the Acquisition of the Assets and Liabilities of
                       MAS Funds PA Municipal Portfolio
                       by and in Exchange for Shares of
                         MAS Funds Municipal Portfolio


                                   MAS Funds
                               One Tower Bridge
                     West Conshohocken, Pennsylvania 19428
                                1-800-354-8185

     This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees ("Board") of the MAS Funds (the "Fund") in connection with the Special Meeting of Shareholders (the "Meeting") of the PA Municipal Portfolio to be held on November 20, 1998 at 10:00 a.m. (Eastern Time) at the offices of Miller Anderson & Sherrerd, LLP, One Tower Bridge, West Conshohocken, PA. At the meeting, shareholders of the PA Municipal Portfolio will be asked to consider and approve a proposed Agreement and Plan of Reorganization and Liquidation (the "Reorganization Agreement") by the Fund, on behalf of its PA Municipal Portfolio and the Municipal Portfolio (together, the "Portfolios") and the matters contemplated therein. A copy of the Reorganization Agreement is attached as Exhibit A.
     The Reorganization Agreement provides that all of the assets and all of the liabilities of the PA Municipal Portfolio will be transferred to the Municipal Portfolio in return for Institutional Class Shares of the Municipal Portfolio having an equivalent aggregate value. The assets and liabilities of the PA Municipal Portfolio will be transferred to the Municipal Portfolio at their current value determined as of the close of business on November 30, 1998 or such later date as is agreed to by the parties (the "Effective Time"). The shares provided in return will have a total value equal to the total value of the transferred net assets, again as of the Effective Time. Finally, the PA Municipal Portfolio will distribute the shares received by it to its shareholders in a liquidating distribution.
     MAS Funds is an open-end management investment company, or mutual fund. Miller Anderson & Sherrerd, LLP ("Miller Anderson") provides investment advisory services to the fund and is wholly-owned by indirect subsidiaries of Morgan Stanley Dean Witter & Co. ("MSDW").
     This Proxy Statement/Prospectus sets forth the information that a shareholder of the PA Municipal Portfolio should know before voting on the Reorganization, and should be retained for future reference. The following additional relevant documents have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference in whole or in part:
      (i) A Statement of Additional Information, dated October 30, 1998, relating to this Proxy Statement/Prospectus and the Reorganization is incorporated by reference into this Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by writing to MAS Funds, One Tower Bridge, West
     Conshohocken, Pennsylvania, 19428 or by calling toll-free 1-800-354-8185.
      (ii) The prospectus for MAS Funds relating to the Institutional Class Shares of the MAS Portfolios, dated January 31, 1998, as revised May 13, 1998 and supplemented October 9, 1998, contains a more detailed discussion of the investment objectives, policies and risks of the Fund. It is incorporated by reference into this Proxy Statement/Prospectus insofar as it relates to the PA Municipal Portfolio and the Municipal Portfolio and not to any other portfolio of the Fund described therein. A copy is enclosed with this Proxy Statement/Prospectus.
      (iii) A Statement of Additional Information for the Fund, dated January 31, 1998, is incorporated by reference into this Proxy Statement/
   Prospectus as it relates to the Portfolios. A copy is available upon request and without charge by calling 1-800-354-8185.
     This Proxy Statement/Prospectus constitutes the proxy statement of the PA Municipal Portfolio for the Meeting and is expected to be sent to shareholders on or about November 2, 1998. Only shareholders of record as of the close of business on October 7, 1998 (the "Record Date") are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/ PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS



                                                                                Page
                                                                              --------
SYNOPSIS ..................................................................       3
 The Reorganization .......................................................       3
 The Portfolios ...........................................................       3
RISKS .....................................................................       4
REASONS FOR THE REORGANIZATION ............................................       5
INFORMATION RELATING TO THE REORGANIZATION ................................       5
INFORMATION ABOUT THE PORTFOLIOS ..........................................       6
 Investment Summary .......................................................       6
 Investment Adviser and Distributor .......................................       8
 Shareholder Information ..................................................       9
ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS ...............................      10
PORTFOLIO TRANSACTIONS ....................................................      10
SHAREHOLDER RIGHTS ........................................................      10
LEGAL MATTERS .............................................................      11
VOTING ON THE REORGANIZATION AGREEMENT ....................................      11
OTHER BUSINESS ............................................................      13
SHAREHOLDER INQUIRIES .....................................................      14
APPENDIX A ................................................................      A-1
EXHIBIT A -- AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION .........      E-1

                                   SYNOPSIS

     The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus and is qualified by reference to the more complete information contained herein and in the attached Exhibit A. Shareholders should read this entire Proxy Statement/Prospectus carefully.


The Reorganization

     The Board, including the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940 ("1940 Act"), has unanimously approved, subject to shareholder approval, the PA Municipal Portfolio's entry into the Reorganization Agreement. A copy of the Reorganization Agreement is attached hereto as Exhibit A. The Reorganization Agreement provides that all assets and liabilities of the PA Municipal Portfolio will be transferred to the Municipal Portfolio at their current value as of the Effective Time, and that the Institutional Class Shares provided in return will have a total value equal to the total value of the transferred net assets, again as of the Effective Time. Finally, the Reorganization Agreement calls for the PA Municipal Portfolio to distribute the shares received by it to its shareholders in a liquidating distribution. Shareholders of the PA Municipal Portfolio will thus effectively be converted into Institutional Class shareholders of the Municipal Portfolio. There will be no federal or state tax consequences to either Portfolio or its shareholders. No sales charge will be imposed in connection with these transactions.

     The Board, including the Trustees who are not "interested persons," has concluded that the Reorganization would be in the best interests of both Portfolios and their shareholders and that the interests of existing shareholders in the Portfolios would not be diluted as a result of the transaction contemplated by the Reorganization. The Board recommends that you vote for the approval of the Reorganization Agreement.


The Portfolios

     Investment Objectives and Policies. The investment objectives and policies of the PA Municipal Portfolio are significantly similar to those of the corresponding Municipal Portfolio. The PA Municipal Portfolio and the Municipal Portfolio both invest in a diversified portfolio of fixed-income securities in order to realize above-average total return over a market cycle of three to five years, consistent with the conservation of capital and the realization of current income which is exempt from federal income tax. The PA Municipal Portfolio also seeks current income exempt from Pennsylvania personal income tax by investing principally in Pennsylvania municipal securities. The Pennsylvania municipal securities are also permissible investments for the Municipal Portfolio.

     Risks. The PA Municipal Portfolio and the Municipal Portfolio are both municipal fixed-income portfolios and are, therefore, subject to similar risks. The market values of the securities in which the Portfolios invest may vary due to changes (or perceived changes) in credit quality, interest rate movements or market developments generally. The PA Municipal Portfolio also is subject to the risks associated with investment in the securities of a single state, including the risks of possible tax changes or a deterioration in economic conditions and differing levels of supply and demand for the municipal obligations of a single state (i.e., Pennsylvania).

     Investment Adviser and Advisory Fees. Miller Anderson & Sherrerd, LLP ("Miller Anderson") is a registered investment adviser and serves as investment adviser to the Fund. Miller Anderson is wholly owned, indirectly, by subsidiaries of Morgan Stanley Dean Witter & Co. Miller Anderson also serves as investment adviser to employee benefit plans, endowment funds, foundations and other institutional investors, and as investment adviser or sub-adviser to several other investment companies. Miller Anderson had approximately $66 billion of assets under management as of September 30, 1998 and is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428.

     The following table compares the annual operating expenses, including advisory fees, of the PA Municipal Portfolio and the Municipal Portfolio:


                          Annual Operating Expenses*
                    (As a percentage of average net assets)




                                          PA Municipal       Municipal
                                            Portfolio        Portfolio
                                         --------------   --------------
Advisory Fees (less waivers) .........       0.281%           0.352%
12b-1 Fees ...........................         NONE             NONE
Other Expenses .......................       0.219%           0.148%
Total Operating Expenses .............       0.500%**         0.500%**

------------
 * Net of fee waivers and/or expense reimbursements.
** The "Total Operating Expenses" shown reflect voluntary waivers and/or reimbursements by the Adviser to the extent necessary to keep Total Operating Expenses actually deducted from portfolio assets from exceeding 0.50%. Absent such waivers and/or reimbursements by the Adviser, the "Total Operating Expenses" would be 0.594% for PA Municipal Portfolio and 0.523% for the Municipal Portfolio.


Example

     This example is intended to help you compare the cost of investing in the PA Municipal Portfolio with the cost of investing in the Municipal Portfolio.

     The example assumes that you invest $1,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year     3 Years     5 Years     10 Years
                                    --------   ---------   ---------   ---------
PA Municipal Portfolio ..........      $5         $16         $28         $63
Municipal Portfolio .............      $5         $16         $28         $63

     Shareholder Information. The purchase and redemption procedures and exchange privileges of the PA Municipal Portfolio are identical to those of the Municipal Portfolio.

o Purchase and Redemption Procedures. Shares of each of the Portfolios are offered at net asset value. You may purchase or redeem shares directly through the Distributor or through participating dealers. The minimum initial investment is $5,000,000 for Institutional Class Shares. The minimum subsequent investment is $1,000 and there is no minimum for automatic reinvestment of dividends and distributions. The Fund reserves the right, in its sole discretion, to waive the minimum initial and additional investment amounts.

o Exchange Privileges. Each Portfolio's Institutional Class Shares may be exchanged for shares of the Fund's other portfolios offering Institutional Class Shares based on the respective net asset values of the shares involved. The officers of the Fund reserve the right not to accept an exchange request when, in their opinion, the exchange privilege is being used as a tool for market timing.

     Tax Consequences. The consummation of the Reorganization is subject to the receipt of an opinion of counsel to the Adviser to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.

                                     RISKS

     The PA Municipal Portfolio and the Municipal Portfolio are both municipal fixed-income portfolios and are, therefore, subject to similar risks. The market values of the securities in which the Portfolios invest may vary due to changes (or perceived changes) in credit quality, interest rate movements or market developments generally. In addition, high yield securities are often issued by smaller, less credit worthy companies or by highly leveraged firms, which are generally less able than more established or less leveraged firms to make scheduled payments of interest and principal.

     The PA Municipal Portfolio may be subject to greater credit risks than would be present in a nationally diversified portfolio of municipal securities, such as in the Municipal Portfolio. The risks associated with investment in the securities of a single state include possible tax changes or a deterioration in economic conditions and differing levels of supply and demand for the municipal obligations of a single state (i.e., Pennsylvania).


                        REASONS FOR THE REORGANIZATION

     The Reorganization has been proposed principally for two reasons. First, changes in Pennsylvania tax laws have eliminated one of the benefits of investing in the PA Municipal Portfolio. The personal property tax was recently eliminated. As a result, the after-tax yield advantage of Pennsylvania tax exempt securities has been reduced by approximately 0.25% for many of the PA Municipal Portfolio's shareholders (0.25% represents the net amount after accounting for the impact of federal taxes, while the gross amount of the reduction was 0.40%). In addition, Miller Anderson has found that there is a limited supply of Pennsylvania tax-exempt securities in the market sectors it finds most attractive.

     In electing to approve and recommend the Reorganization Agreement to shareholders of PA Municipal Portfolio, the Trustees determined that the proposed transaction would benefit shareholders of both Portfolios. The Trustees also determined that the interests of the Portfolios' existing shareholders would not be diluted as a result of the merger.

     In addition to considering the terms and conditions of the Reorganization Agreement, the Trustees considered the following benefits of the proposed transaction:

o Tax Law Changes: The Trustees considered the effect that Pennsylvania tax law changes would have on the Portfolio's after tax total returns.

o Diversification: The Trustees considered the fact that the investors would generally benefit from better diversification by investing in the Municipal Portfolio.

o Size; Efficiency: The Trustees considered the fact that the transaction will result in PA Municipal Portfolio shareholders owning shares in a larger Portfolio which may experience lower expenses (before any voluntary waivers are applied).

o Objectives and Policies: The Trustees considered the compatibility of the Portfolios' investment objectives and policies.

o Tax Treatment: The Trustees considered the fact that Morgan, Lewis & Bockius believes that the Reorganization will be tax-free to the Portfolios' shareholders.

     The cost of the shareholders' meeting necessary in order to carry out the transaction will be borne by the Portfolios. These costs, however, will be relatively low due to the small number of PA Municipal Portfolio shareholders, and the fact that Miller Anderson personnel will conduct the proxy solicitation, rather than using a third-party solicitation/tabulation service provider. Approximately one-half of the PA Municipal Portfolio's beneficial owners are Miller Anderson employees and/or their immediate family members.

     Based on the factors described above, the Trustees, including the Trustees who are not "interested persons" of the Fund, within the meaning of Section 2(a)(19) of the 1940 Act, determined that participation in the Reorganization is in the best interests of each Portfolio's shareholders and will not result in a dilution of interests of either Portfolio's shareholders. Accordingly, the Trustees recommend that shareholders approve the Reorganization.


                  INFORMATION RELATING TO THE REORGANIZATION

     Description of the Reorganization. The following summary is qualified in its entirety by reference to the Reorganization Agreement found in Exhibit A.

     The Reorganization Agreement provides that all of the assets and all of the liabilities of the PA Municipal Portfolio will be transferred to the Municipal Portfolio at the Effective Time. In exchange for the transfer of these assets, the Municipal Portfolio will simultaneously issue to the PA Municipal Portfolio a number of full and fractional Institutional Class Shares equal in value to the net asset value of the PA Municipal Portfolio immediately prior to the Effective Time.

     Following the transfer of assets and liabilities in exchange for Municipal Portfolio shares, the PA Municipal Portfolio will distribute pro rata the Municipal Portfolio shares received to its shareholders in a liquidating distribution. Each shareholder of the PA Municipal Portfolio owning shares at the Effective Time will receive Municipal Portfolio shares of equal value. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the PA Municipal Portfolio's shareholders on the share records of the Municipal Portfolio's transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the Municipal Portfolio due to the shareholders of the PA Municipal Portfolio. The Municipal Portfolio does not issue share certificates to shareholders. Shares of the Municipal Portfolio will have no preemptive or conversion rights. After the Reorganization, the PA Municipal Portfolio will cease operations.

     As provided in the Reorganization Agreement, the PA Municipal Portfolio will bear its own expenses associated with the Reorganization. The Reorganization is subject to a number of conditions, including the approval of the Reorganization Agreement by shareholders of the PA Municipal Portfolio; the receipt of certain legal opinions described in Sections 6, 7 and 8 of the Reorganization Agreement (including an opinion of counsel that the Municipal Portfolios' shares issued in accordance with the terms of the Reorganization Agreement will be validly issued, fully paid and non-assessable); the receipt of certain certificates from the parties concerning aggregate asset values; and the parties' performance in all material respects of the agreements and undertakings in the Reorganization Agreement. Assuming satisfaction of the conditions in the Reorganization Agreement, the Effective Time of the Reorganization will be November 30, 1998 or such later date as is agreed to by the parties.

     The Reorganization Agreement and the Reorganization may be abandoned without penalty at any time prior to the Effective Time of the Reorganization by resolution of the Board or at the discretion of any duly authorized officer of the Fund if circumstances should develop that, in the opinion of the Fund's Board or officers, make it inadvisable to proceed with the Reorganization.

     Federal Income Taxes. The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. If it qualifies, shareholders of the Fund will not recognize gain or loss in the transaction; the tax basis of the Municipal Portfolio shares received will be the same as the tax basis of the PA Municipal Portfolio shares surrendered; and the holding period of the Municipal Portfolio shares received will include the holding period of the PA Municipal Portfolio shares surrendered, provided that the shares surrendered were capital assets in the hands of the PA Municipal Portfolio shareholders at the time of the transaction. As a condition to the closing of the Reorganization, the Fund will receive an opinion from counsel to that effect. The Adviser, on behalf of Fund, has not sought a tax ruling from the Internal Revenue Service. The opinion of counsel is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from adopting a contrary position. Shareholders should consult their own tax advisers concerning the potential tax consequences of the Reorganization to them, including state and local tax consequences. The Adviser does not anticipate that securities held by the combined Portfolios will be sold in significant amounts to comply with the Municipal Portfolio's investment policies or strategies.

     Capitalization. The following table sets forth as of March 31, 1998 (i) the capitalization of each Portfolio; and (ii) the pro forma combined capitalization of the Municipal Portfolio assuming the Reorganization has been approved.




                                                            Net Asset Value
Portfolio                                   Net Assets         Per Share       Shares Outstanding
---------                                 --------------   ----------------   -------------------
PA Municipal Portfolio ................   $ 28,035,483        $ 11.85               2,365,547
Municipal Portfolio ...................   $ 90,031,878        $ 11.78               7,639,910
Pro Forma Municipal Portfolio .........   $118,067,361        $ 11.78              10,019,514

                        INFORMATION ABOUT THE PORTFOLIOS

                              Investment Summary
Investments, Risks and Performance


     This section tells you about and compares for each Portfolio:

o Its investment goal

o Its main investment strategies

o The risks of investing in the Portfolio

     There is more information about the Portfolios' investment practices in the Statement of Additional Information ("SAI") which legally is a part of this Proxy Statement/Prospectus. For details about how to get an SAI and other reports and information, see the back cover of this Proxy Statement/Prospectus.

Investment Objectives and Policies

     The investment objectives and policies of the PA Municipal Portfolio are significantly similar to those of the corresponding Municipal Portfolio. The PA Municipal Portfolio and the Municipal Portfolio both invest in a diversified portfolio of fixed-income securities in order to realize above-average total return over a market cycle of three to five years, consistent with the conservation of capital and the realization of current income which is exempt from federal income tax. The PA Municipal Portfolio also seeks current income exempt from Pennsylvania personal income tax by concentrating its investments in Pennsylvania municipal securities. The Pennsylvania municipal securities are also permissible investments for the Municipal Portfolio.

     The PA Municipal Portfolio generally invests at least 80% of its assets in municipal securities and at least 65% of its assets in Pennsylvania municipal securities. The Municipal Portfolio invests its assets so that at least 80% of the income it distributes to shareholders will be exempt from federal regular income tax. Among other things, the Municipal Portfolio may invest in municipal securities of any state or states. As a result, the Municipal Portfolio may have greater diversification, and be less exposed to financial or economic changes affecting a single state, than PA Municipal Portfolio. On September 25, 1998 shareholders of the Municipal Portfolio voted to change its investment policy from generally investing at least 80% of its assets in municipal securities to investing its assets so that at least 80% of the income it distributes to shareholders will be exempt from regular income tax. As a result of this change, the Municipal Portfolio may now seek opportunities to invest in certain types of securities that have the potential to enhance the Portfolio's total return without materially increasing the portion of the Portfolio's income distribution that is subject to federal income tax.

     Each Portfolio generally invests at least 80% of its assets in investment grade securities and may invest up to 20% in high yield securities. Each Portfolio also may use derivatives as part of its investment strategy. Each Portfolio's policy on the use of derivatives is identical.


Performance

     The table below provides the average annual total return for each Portfolio for selected time periods. Additional information about each Portfolio is contained in the Statement of Additional Information relating to this Proxy Statement/Prospectus, and in the Prospectus relating to the Portfolios. How the Portfolios have performed in the past does not necessarily indicate how the Portfolios will perform in the future.


       Average Annual Total Return for Periods Ended September 30, 1998




                              PA Municipal Portfolio     Municipal Portfolio
                                Institutional Class      Institutional Class
                             ------------------------   --------------------
1 Year ...................           6.8%                       7.2%
5 Year ...................           6.5%                       6.6%
Since Inception* .........           8.0%                       7.8%

------------
* Both the PA Municipal Portfolio Institutional Class and the Municipal Portfolio Institutional Class commenced operations October 1, 1992.

Portfolio Management

     The Portfolios have the same portfolio managers, who share primary responsibility for managing the Portfolios' assets. The portfolio managers of each Portfolio are Kenneth B. Dunn, Steven K. Kreider and Scott F. Richard.


Fees and Expenses of the Portfolios

     Neither the PA Municipal Portfolio nor the Municipal Portfolio charge any sales loads or similar fees when you purchase or redeem shares. The following table compares the annual operating expenses, including advisory fees, of the PA Municipal Portfolio and the Municipal Portfolio:


                          Annual Operating Expenses*
                    (as a percentage of average net assets)




                                          PA Municipal       Municipal
                                            Portfolio        Portfolio
                                         --------------   --------------
Advisory Fees (less waivers) .........       0.281%           0.352%
12b-1 Fees ...........................         NONE             NONE
Other Expenses .......................       0.219%           0.148%
Total Operating Expenses .............       0.500%**         0.500%**

------------
 * Net of fee waivers and/or expense reimbursements.
** The "Total Operating Expenses" shown reflect voluntary waivers and/or reimbursements by the Adviser to the extent necessary to keep Total Operating Expenses actually deducted from portfolio assets from exceeding 0.50%. Absent such waivers and/or reimbursements by the Adviser, the "Total Operating Expenses" would be 0.594% for PA Municipal Portfolio and 0.523% for the Municipal Portfolio.


Example

     This example is intended to help you compare the cost of investing in the PA Municipal Portfolio with the cost of investing in the Municipal Portfolio.

     The example assumes that you invest $1,000 in each Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example assumes that your investment has a 5% return each year and that each Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:




                                     1 Year     3 Years     5 Years     10 Years
                                    --------   ---------   ---------   ---------
PA Municipal Portfolio ..........      $5         $16         $28         $63
Municipal Portfolio .............      $5         $16         $28         $63

                      Investment Adviser and Distributor

Investment Adviser

     The Fund's investment adviser, Miller Anderson & Sherrerd, LLP, is a Pennsylvania limited liability partnership founded in 1969 and is located at One Tower Bridge, West Conshohocken, Pennsylvania 19428. Miller Anderson is wholly-owned, indirectly, by subsidiaries of Morgan Stanley Dean Witter & Co. The Adviser provides investment services to employee benefit plans, endowment funds, foundations and other institutional investors and, as of September 30, 1998, had approximately $66 billion in assets under management.


Fund Administration

     Miller Anderson serves as the Fund's Administrator under an Administration Agreement dated November 18, 1993. Chase Global Funds Services Company ("CGFSC"), a subsidiary of The Chase Manhattan Bank ("Chase"), 73 Tremont Street, Boston, MA 02108-3913, provides accounting and other services pursuant to a subadministration agreement with Miller Anderson. CGFSC also serves as transfer and dividend disbursing agent for Miller Anderson. Chase serves as custodian for the Portfolios.


Distribution of Portfolio Shares

     MAS Fund Distribution, Inc., a wholly-owned subsidiary of the Adviser, One Tower Bridge, P.O. Box 868, West Conshohocken, Pennsylvania 19428-0868, serves as the Fund's distributor under a Distribution Agreement with the Fund.

                            Shareholder Information

     Pricing of Portfolio Shares. The Portfolios sell and redeem shares at Net Asset Value ("NAV"). NAV per share is computed by dividing the total value of the investments and other assets of the portfolio, less any liabilities, by the total outstanding shares of the portfolio. Each Portfolio's NAV per share is determined as of one hour after the close of the bond markets (normally 4:00 p.m. Eastern Time) on each day the Portfolio is open for business.

     Purchase of Shares. Institutional Class Shares of the Portfolios are available to clients of the Adviser with combined investments of $5,000,000 and Shareholder Organizations who have a contractual arrangement with the Fund or the Fund's Distributor, including institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. Institutional Class Shares are offered directly to investors without a sales commission at the net asset value per share next determined after receipt of the purchase order. Purchase orders may be transmitted by mail or by wire.

     Additional investments of Institutional Class Shares at net asset value may be made at any time (minimum additional investment is $1,000). Additional investment orders may be transmitted by mail or by wire.

     The Fund reserves the right, in its sole discretion, to suspend the offering of Institutional Class Shares of any of its portfolios or to reject any purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Fund also reserves the right, in its sole discretion, to waive the minimum initial and subsequent investment amounts.

     Redemption of Shares. Shares of each Portfolio may be redeemed without charge by mail or, if authorized, by telephone. The shares will be redeemed at the next determined NAV. Any redemption proceeds may be more or less than the purchase price of the shares, depending on, among other things, the market value of the investment securities held by the Portfolio.

     If the Board determines that it would be detrimental to the best interests of the remaining shareholders to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by a distribution in-kind of readily marketable securities held by a portfolio in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of portfolio securities received in such payments of redemptions.

     Exchange Privileges. Each portfolio's Institutional Class Shares may be exchanged without charge for shares of the Fund's other portfolios offering Institutional Class Shares based on the respective NAV of the shares involved. The officers of the Fund reserve the right not to accept any request for an exchange when, in their opinion, the exchange privilege is being used as a tool for market timing. The Fund reserves the right to modify or terminate the exchange privilege at any time upon 60 days' notice to shareholders.

     Dividends and Distributions. The PA Municipal and Municipal Portfolios normally distribute substantially all of their net investment income on a monthly basis. All dividends and distributions are automatically paid in additional shares of the portfolio unless the shareholder elects otherwise. Such election must be made in writing to the Fund. Undistributed net investment income is included in the portfolio's net assets for the purpose of calculating net asset value per share. Therefore, on the ex-dividend date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend).

     Taxes. Each of the Portfolios intends to pay "exempt-interest" dividends to shareholders which are excluded from a shareholder's gross income for federal income tax purposes. Exempt-interest dividends received by shareholders from such portfolios may be subject to state and local taxes, although some states allow a shareholder to exclude that portion of a portfolio's tax-exempt income which is accountable to municipal securities issued within the shareholder's state of residence.

     Since each of the Portfolios may invest in private activity municipal securities, investment in either of the Portfolios may not be an appropriate investment for persons who are "substantial users" (or persons who are related to "substantial users") of facilities financed through industrial development bonds or private activity bonds.

     To the extent, if any, that distributions paid to shareholders of either Portfolio are derived from taxable interest or capital gains, such distributions will be subject to federal income tax. Additionally, such distributions are not eligible for the dividends received deduction for corporations.

     Furthermore, the PA Municipal Portfolio invests at least 65% of its assets in Pennsylvania municipal securities. The income of the PA Municipal Portfolio that is derived from such securities and U.S. Governments will not be subject to the Pennsylvania personal income tax or to the Philadelphia School District investment net income tax. Distributions by the PA Municipal Portfolio to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania personal income tax and (for residents of Philadelphia) to the Philadelphia School District investment net income tax.

     Further discussion of tax considerations affecting shareholders of the Portfolios is found in the Statement of Additional Information.

                  ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

     You may obtain additional information about the PA Municipal Portfolio and Municipal Portfolio in the following ways:


     Prospectus. The Portfolios have a Prospectus that contains information about the operation and management of the Portfolios. The current prospectus, dated January 31, 1998, as revised May 13, 1998 and supplemented October 9, 1998, is incorporated herein by reference and accompanies this Proxy Statement/Prospectus.


     Statement of Additional Information. In addition to the prospectus, the Portfolios have a Statement of Additional Information ("SAI"), that contains additional, more detailed information about the Portfolios. The current SAI, dated January 31, 1998 is available upon request and without charge by calling 1-800-354-8185. You may obtain the SAI, annual and semi-annual reports without charge by contacting MAS at the toll-free number above.


     Shareholder Reports. The financial statements of the Portfolios contained in the MAS Funds Annual Report to shareholders for the fiscal year ended September 30, 1997 have been audited by PricewaterhouseCoopers LLP, its independent accountants. These financial statements, as well as interim financial statements dated as of March 31, 1998 and pro forma financial statements reflecting the Municipal Portfolio after the Reorganization, are incorporated by reference into this Proxy Statement/Prospectus insofar as they relate to the Portfolios, and not to any other portfolios that are a part of MAS Funds and described therein. A copy of MAS Fund's Annual Report, which includes discussions of the performance of the Portfolios, and the most recent Semi-Annual Report succeeding such Annual Report, may be obtained by writing MAS Funds at One Tower Bridge, West Conshohocken, Pennsylvania 19428 or by calling 1-800-354-8185. In addition, these discussions are reproduced in Appendix A to the Proxy Statement/Prospectus.


     Information about MAS Funds, including the prospectus, SAI, shareholder reports and proxy materials of each Portfolio, may be obtained from the SEC in any of the following ways: (1) in person: you may review and copy documents in the SEC's Public Reference Room in Washington D.C. at the address noted below, or in the SEC's Regional Offices located in Chicago, at Norwest Atrium Center, 500 West Madison St., Chicago, IL 60661-2511, or New York at Seven World Trade Center, Suite 1300, New York, NY 10048. (for information call 1-800-SEC-0330);
(2) on-line: you may retrieve information from the SEC's web site at "http://www.sec.gov"; or (3) mail: you may request documents, upon payment of a duplicating fee, by writing to SEC, Public Reference Section, Washington, D.C. 20549-6009. To aid you in obtaining this information, MAS Funds' 1940 Act registration number is 811-3980.

                            PORTFOLIO TRANSACTIONS


     The Portfolios' policies regarding portfolio transactions are substantially identical. Please refer to the Portfolios' prospectus for more information.


                              SHAREHOLDER RIGHTS


     General. The Fund was established as a business trust under Pennsylvania law by a Declaration of Trust dated February 15, 1984, as amended and restated as of November 11, 1993. The Fund is also governed by its Bylaws and by applicable Pennsylvania law.


     Shares. The Fund is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series (portfolios) of shares. Currently, the Fund consists of thirty-three portfolios and three classes of shares, the Institutional Class, the Adviser Class and the Investment Class shares. The three classes differ with respect to distribution costs, as set forth in the Fund prospectus. The Portfolios currently have only Institutional Class Shares outstanding. The shares of each MAS Portfolio have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.


     Shareholder Voting. Shareholders of each Portfolio have identical voting rights. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares. The shares of the Fund have non-cumulative voting rights, which means the holder of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if the holder chooses to do so. At shareholder meetings, the holders of 40% of a portfolio's shares entitled to vote at the meeting generally constitute a quorum. Shareholders of a class have exclusive voting rights regarding any matter submitted to shareholders that relates solely to that class of shares, and separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of that class differ from the interests of holders of any other class.

     Shareholder Meetings. Annual meetings of shareholders will not be held, but special meetings of shareholders may be held under certain circumstances. A meeting will be held to vote on the removal of a Trustee(s) of the Fund if requested in writing by the holders of not less than 10% of the outstanding shares of the Fund. The Fund will assist in shareholder communications in such matters to the extent required by law.

     Election and Term of Trustees. The Fund's affairs are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Pennsylvania. Trustees of the Fund are elected by a majority vote of a quorum cast by written ballot at the regular meeting of shareholders, if any, or at a special meeting held for that purpose. Trustees hold office until their successors are duly elected and qualified or until their death, removal or resignation. Shareholders may remove a Trustee by vote of a majority of the votes entitled to be cast for the election of directors and may elect a successor to fill a resulting vacancy. A Trustee elected thereby serves for the balance of the term of the removed Trustee.

     Shareholder Liability. The shareholders of the Fund generally are not personally liable for the acts, omissions or obligations of the Trustees or the Fund.

     Liability of Trustees. The Trustees shall not be personally liable for any obligation of the Fund. The Fund will indemnify its Trustees and officers against all liabilities and expenses except for liabilities arising from such person's self-dealing, willful misconduct or recklessness.


                                 LEGAL MATTERS

   Morgan, Lewis & Bockius LLP, 1800 M Street, N.W., Washington, D.C. 20036, serves as counsel to MAS Funds.


            THE BOARD OF TRUSTEES OF MAS FUNDS RECOMMENDS THAT YOU
              VOTE FOR APPROVAL OF THE REORGANIZATION AGREEMENT.
                   ---


                    VOTING ON THE REORGANIZATION AGREEMENT

     General Information. This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of the Fund in connection with the Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers of the Fund and Miller Anderson may also solicit proxies by telephone, telegraph, facsimile or in person. The cost of solicitation will be borne, directly or indirectly, by the Portfolios.

     Vote Required to Approve Reorganization Agreement. Shareholders of the MAS Funds PA Municipal Portfolio on the Record Date will be entitled to one vote per share then held and a fractional vote for each fractional share then held. Approval of the Reorganization Agreement requires the affirmative vote of a majority of the outstanding voting securities present at the meeting, in person or by proxy. The vote of a "majority of the outstanding securities" means the vote of 67% or more of the voting securities present, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or the vote of more than 50% of the outstanding voting securities, whichever is less. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Fund a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person.

     Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization Agreement. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter) will be treated as shares that are present at the Meeting but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a vote against approval of the Reorganization Agreement.

     If sufficient votes in favor of the Proposal are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the Meeting for a reasonable period of time to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the votes cast in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote for an adjournment any proxies which they are entitled to vote in favor of the Proposal. They will vote as against any proxies required to be voted against the Proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Portfolios.

     Outstanding Shares. Only shareholders of record on the Record Date are entitled to notice of and to vote at the Meeting and any adjournment thereof. At the close of business on the Record Date there were outstanding and entitled to vote:

     1,886,354.801 shares of the PA Municipal Portfolio of MAS Funds


Beneficial Owners

     The following table sets forth certain information as of October 7, 1998, concerning each person who owned, of record or beneficially, 5% or more of the shares of the PA Municipal Portfolio and/or the Municipal Portfolio. While Miller Anderson may be deemed to "beneficially own" more than 25% of the shares of the Portfolio because its investment advisory relationships may permit it to dispose of shares or advise Shareholders to dispose of shares, Miller Anderson does not vote shares of MAS Funds for any of its clients. Therefore, Miller Anderson disclams any control over the Portfolios.



                               PA Municipal Portfolio

                                            Percentage of            Percentage of
                                       PA Municipal Portfolio     Municipal Portfolio
                                         Shares Owned Before      Shares Owned After
Name & Address                             Reorganization           Reorganization
-----------------------------------   ------------------------   --------------------
R.O.S. ROBERTS JT WRDS
Attn: Ralph J. Roberts
c/o Comcast Corporation
1500 Market Street, 35th Floor
Philadelphia, PA 19102 ............           17.72%                     3.79%

SOUTHWEST NATIONAL BANK OF PA
Trust and Financial Mgmt. Services
Attn: Michael J. Earle
P.O. Box 760
Greensburg, PA 15601-0760 .........           15.14%                     3.24%

JOHN J. F. SHERRERD
621 Carisbrooke Road
Bryn Mawr, PA 19090 ...............           11.06%                     2.48%

SANFORD C. BERNSTEIN & CO. INC.
FBO the Cook Organization Ltd.
Attention: Carmine Carrella
One North Lexington Avenue
White Plains, NY 10601 ............            6.45%                     1.38%

A. MORRIS WILLIAMS JR. &
RUTH W. WILLIAMS
120 Righters Mill Road
Gladwyne, PA 19035-1531 ...........            5.98%                     1.28%

DANA DORTONE
219 Iven Avenue
St. Davids, PA 19087 ..............            5.30%                     1.13%

MILLER PARTNERS, L.P.
115 Maple Hill Road
Gladwyne, PA 19035-1305 ...........            5.28%                     1.13%

                                Municipal Portfolio

                                            Percentage of          Percentage of
                                         Shares Owned Before     Shares Owned After
Name & Address                              Reorganization         Reorganization
-------------------------------------   ---------------------   -------------------
CHARLES SCHWAB & CO., INC.
Special Custody Account FBQ Customers
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104 .............           11.85%                9.31%

ROBERT A. FOX
c/o R.A.F. Industries
165 Township Line Road
Suite 2100
Jenkintown, PA 19046 ................            8.65%                6.79%

WACHOVIA BANK, N.A.
TTEE U/A 6/20/95
w/Sylvia M. Thompson for Grantor
P.O. Box 3073
301 N. Main Street MC: NC31057
Winston-Salem, NC 27150 .............            8.62%                6.77%

JR TRUEMAN QUALIFIED
 SUBCHAPTER'S TRUST
Attn: Barbara Trueman
5490 Hayden Road
Amlin, OH 43002 .....................            8.45%                6.63%

BALSA & CO. (REINVEST)
c/o Chase Manhattan Bank
P.O. Box 1768
Grand Central Station
New York, NY 10163-1768 .............            6.29%                4.94%

BATRUS & CO.
c/o Bankers Trust Company
P.O. Box 9005
Church Street Station
New York, NY 10008 ..................            5.78%                4.54%

* Record and Beneficial Ownership.
+ Less than 1%.

     As of October 7, 1998 the Directors and officers of the Fund as a group owned less than 1% of the total outstanding shares of each Portfolio.

     Expenses. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of Miller Anderson or the Fund. All costs of solicitation (including the printing and mailing of this proxy statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by the Portfolios. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.


                                OTHER BUSINESS

     The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named as proxy.

                             SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed the Fund in writing at the address on the cover page of this Proxy Statement/Prospectus or by telephoning 1-800-354-8185.

     Shareholders who do not expect to be present at the meeting are requested to date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

                                      The Order of the Board of Trustees,



                                      John H. Grady, Jr.
                                      Secretary
                                      MAS Funds

                                   APPENDIX A
MAS Funds
Statement of Net Assets (Unaudited)

MAS FUNDS/FIXED INCOME

Municipal Portfolio

The Municipal Portfolio invests in long- and short-term debt obligations issued by state and local governments or their agencies and in other fixed-income securities. The Portfolio is actively managed by Miller Anderson & Sherrerd's municipal investment management team, which manages the Portfolio's interest-rate exposure and composition by making strategic shifts in portfolio structure and conducting extensive valuation analysis of individual sectors and securities. The goal of MAS's fixed-income management for taxable investors is to provide a positive after-tax total return, to provide protection against deflation and to reduce the risk of an investor's overall investment portfolio, particularly through reduction of exposure to changes in tax rates.

MAS's research shows that there have been many times when taxable investors would have been better served by investments in taxable bonds. Thus, MAS views the municipal market as just one of many alternatives for helping clients achieve their goal of maximizing after-tax returns within a given level of risk. Sector commitments within the Portfolio are varied based on the prospects for the municipal market relative to the taxable markets. Normally, at least 80% of the Portfolio will be invested in municipal securities.

MAS's investment process consists of two major stages. First, MAS establishes a forecast for inflation and economic activity in order to make judgments about the most desirable duration and maturity targets for the portfolio. Next, MAS examines the relative value offered by different bond sectors and determines the mix of securities that will provide the most attractive performance. Security selection involves adjustment of promised yields for tax considerations, credit risk, and call risk. Capital gains are realized only when the prospective returns of bonds purchased with the proceeds from the sales will offset the tax on the gains and still provide excess value to the overall portfolio.

The Portfolio's performance over the past year was heavily influenced by changes in the shape of the municipal yield curve. The 10-year portion of the curve had the best performance, with yields falling about 45 basis points, compared to about 20 basis points for the 20-year portion of the curve and 30 basis points for the 5-year portion of the curve. As a result, the Portfolio's positions in 15 to 20-year non-callable zero-coupon municipal bonds performed well relative to 5-year securities, but lagged duration-equivalent 10-year bonds. In addition, strategic management of interest-rate risk made a positive impact on performance. Interest-rate exposure was greater than the index when interest rates fell in the first fiscal quarter. Interest rate exposure was reduced to neutral in the late Spring. Management of municipal market exposure also boosted performance. Futures were used to reduce the Portfolio's sensitivity to municipal yield changes during the third fiscal quarter. These futures were liquidated after the municipal market cheapened due to a heavy supply of new issues in the final fiscal quarter. Finally, a small allocation to high-yield, taxable corporate bonds, the best-performing sector of the fixed-income market over the period, also added to the Portfolio's return.

At fiscal year-end, MAS believes that the recent cheapening of municipal bonds has returned a fair valuation to the municipal markets. Accordingly, the Portfolio's exposure to municipal securities has been increased by removing futures hedges. Since MAS perceives the municipal yield curve to be relatively flat, i.e., investors are not being adequately compensated for purchasing long-term municipals, recent purchases have been concentrated in shorter-maturity issues.


               MAS views the municipal market as just one of many alternatives for helping clients achieve their goal of maximizing after-tax returns within a given level of risk.

                                   MUNICIPAL

                       Growth of a $1 Million Investment
                                 Since Inception



Fiscal years
ending September 30       LEHMAN 5 YEAR MUNICIPAL        MAS FUNDS MUNICIPAL        LEHMAN 10 YEAR MUNICIPAL
                                                            Dollars (000)
     *10/1/92                    1000                           1000                         1000
     12/31/92                    1014                           1016                         1020
      3/31/93                    1041                           1061                         1059
      6/30/93                    1065                           1103                         1094
'93   9/30/93                    1090                           1142                         1134
     12/31/93                    1103                           1162                         1150
      3/31/94                    1072                           1077                         1089
      6/30/94                    1083                           1083                         1105
'94   9/30/94                    1094                           1089                         1113
     12/31/94                    1089                           1189                         1095
      3/31/95                    1133                           1186                         1171
      6/30/95                    1163                           1180                         1202
'95   9/30/95                    1191                           1235                         1244
     12/31/95                    1216                           1306                         1283
      3/31/96                    1216                           1300                         1275
      6/30/96                    1222                           1317                         1279
'96   9/30/96                    1243                           1351                         1304
     12/31/96                    1267                           1379                         1341
      3/31/97                    1267                           1383                         1341
      6/30/97                    1298                           1426                         1385
'97   9/30/97                    1325                           1466                         1428

                             AVERAGE ANNUAL RETURNS
                                Ended 9/30/97*

                                       MAS                LEHMAN 5 YEAR          LEHMAN 10 YEAR
                                    MUNICIPAL            MUNICIPAL INDEX         MUNICIPAL INDEX
- ------------------------------------------------------------------------------------------------------
ONE YEAR                              8.47%                   6.67%                   9.50%
SINCE INCEPTION                       7.95%                   5.80%                   7.39%

MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the Municipal Portfolio from exceeding 0.50% of average daily net assets. Returns presented include the effects of these waivers and reimbursements. If such waivers and reimbursements had not been made, the actual returns would have been lower.

The Portfolio was initially focused on long-term securities. On April 15, 1996, the Portfolio's investment policies were changed by shareholder vote to emphasize fixed-income securities of shorter duration. Therefore, it is reasonable to expect that its performance pattern will be altered.

* The Municipal Portfolio commenced operations on 10/1/92. All returns are compared to the Lehman 5 Year Municipal Index and the Lehman 10 Year Municipal Index, both unmanaged market indices.

MAS FUNDS/FIXED INCOME

PA Municipal Portfolio

The PA Municipal Portfolio invests in long- and short-term municipal debt securities exempt from Pennsylvania income tax and in other fixed-income securities when appropriate. The Portfolio is actively managed by Miller Anderson & Sherrerd's municipal investment management team, which manages the Portfolio's interest-rate exposure and composition by making strategic shifts in portfolio structure and conducting extensive valuation analysis of individual sectors and securities. The goal of MAS's fixed-income management for taxable investors is to provide investors with a positive after-tax total return, to provide protection against deflation, and to reduce the risk of an investor's overall investment portfolio, particularly through reduction of exposure to changes in tax rates.

MAS's research shows that there have been many times when taxable investors would have been better served by investments in taxable bonds. Thus, MAS views the municipal market as just one of many alternatives for helping clients achieve their goal of maximizing after-tax returns within a given level of risk. Sector commitments within the Portfolio are varied based on prospects for the municipal market relative to the taxable markets. Normally, at least 80% of the Portfolio will be invested in municipal securities, with at least 65% invested in Pennsylvania municipal securities.

MAS's investment process consists of two major stages. First, MAS establishes a forecast for inflation and economic activity and makes judgments about the most desirable duration and maturity targets for the Portfolio. Next, relative value offered by different bond sectors is examined to determine the mix of securities that will provide the most attractive performance. Security selection involves adjustment of promised yields for tax considerations, credit risk, and call risk. Capital gains are realized only when the prospective returns of bonds purchased with the proceeds from the sales will offset the tax on the gains and still provide excess value to the overall portfolio.

The Portfolio's performance over the past year was heavily influenced by changes in the shape of the municipal yield curve. The 10-year portion of the curve had the best performance, with yields falling about 45 basis points, compared to about 20 basis points for the 20-year portion of the curve and 30 basis points for the 5-year portion of the curve. As a result, the Portfolio's positions in 15 to 20-year non-callable zero-coupon municipal bonds performed well relative to 5-year securities, but lagged duration-equivalent 10-year bonds. In addition, strategic management of interest-rate risk made a positive impact on performance. Interest-rate exposure was greater than the index when interest rates fell in the first fiscal quarter. Interest rate exposure was reduced to neutral in the late Spring. Management of municipal market exposure also boosted performance. Futures were used to reduce the Portfolio's sensitivity to municipal yield changes during the third fiscal quarter. These futures were liquidated after the municipal market cheapened due to a heavy supply of new issues in the final fiscal quarter. Finally, a small allocation to high-yield, taxable corporate bonds, the best-performing sector of the fixed-income market over the period, also added to the Portfolio's return.

At fiscal year-end, MAS believes that the recent cheapening of municipal bonds has returned a fair valuation to the municipal markets. Accordingly, the Portfolio's exposure to municipal securities has been increased by removing futures hedges. Since MAS perceives the municipal yield curve to be relatively flat, i.e., investors are not being adequately compensated for purchasing long-term municipals, recent purchases have been concentrated in shorter-maturity issues.



                                 PA MUNICIPAL

                       Growth of a $1 Million Investment
                                 Since Inception



Fiscal years
ending September 30     LEHMAN 5 YEAR MUNICIPAL        MAS FUNDS PA MUNICIPAL     LEHMAN 10 YEAR MUNICIPAL
                                                           Dollars (000)
     *10/1/92                    1000                           1000                       1000
     12/31/92                    1014                           1032                       1020
      3/31/93                    1041                           1075                       1059
      6/30/93                    1065                           1122                       1094
'93   9/30/93                    1090                           1158                       1134
     12/31/93                    1103                           1185                       1150
      3/31/94                    1072                           1095                       1089
      6/30/94                    1083                           1099                       1105
'94   9/30/94                    1094                           1111                       1113
     12/31/94                    1089                           1104                       1095
      3/31/95                    1133                           1202                       1171
      6/30/95                    1163                           1203                       1202
'95   9/30/95                    1191                           1264                       1244
     12/31/95                    1216                           1337                       1283
      3/31/96                    1216                           1328                       1275
      6/30/96                    1222                           1350                       1279
'96   9/30/96                    1243                           1378                       1304
     12/31/96                    1267                           1407                       1341
      3/31/97                    1267                           1409                       1341
      6/30/97                    1298                           1450                       1385
'97   9/30/97                    1325                           1488                       1428

                             AVERAGE ANNUAL RETURNS
                                Ended 9/30/97*

                                            MAS                 LEHMAN 5 YEAR          LEHMAN 10 YEAR
INDEX                                   PA MUNICIPAL           MUNICIPAL INDEX            MUNICIPAL
- ----------------------------------------------------------------------------------------------------------
ONE YEAR                                     8.01%                   6.67%                   9.50%
SINCE INCEPTION                              8.28%                   5.80%                   7.39%

MAS Funds returns are net of all fees. Returns represent past performance and are not indicative of future results.

The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth either more or less than their original cost.

The Adviser has voluntarily agreed to waive its advisory fees and reimburse certain expenses to the extent necessary to keep total annual operating expenses for the PA Municipal Portfolio from exceeding 0.50% of average daily net assets. Returns presented include the effects of these waivers and reimbursements. If such waivers and reimbursements had not been made, the actual returns would have been lower.

The Portfolio was initially focused on long-term securities. On April 15, 1996, the Portfolio's investment policies were changed by shareholder vote to emphasize fixed-income securities of shorter duration. Therefore, it is reasonable to expect that its performance pattern will be altered.

* The PA Municipal Portfolio commenced operations on 10/1/92. All returns are compared to the Lehman 5 Year Municipal Index and the Lehman 10 Year Municipal Index, both unmanaged market indices.

                                   EXHIBIT A

                              AGREEMENT AND PLAN
                       OF REORGANIZATION AND LIQUIDATION

     AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of ____________ (the "Agreement"), by and between the MAS Funds Municipal Portfolio (the "Acquiring Fund") and the MAS Funds PA Municipal Portfolio (the "Acquired Fund").

     WHEREAS, MAS Funds ("MAS") was organized under Pennsylvania law as a business trust under a Declaration of Trust dated February 15, 1984, as amended and restated; MAS Funds is an open-end management investment company registered under the 1940 Act; and the Acquiring and Acquired Funds are duly organized and validly existing series of MAS Funds;

     NOW, THEREFORE, in consideration of the mutual premises herein contained, the parties hereto agree to effect (i) the transfer of all of the assets of the Acquired Fund solely in exchange for (a) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and (b) beneficial shares of the Acquiring Fund (Institutional Class Shares) followed by the distribution, at the Effective Time (as defined in Section 9 of this Agreement), of such beneficial shares of the Acquiring Fund to the holders of beneficial shares of the Acquired Fund on the terms and conditions hereinafter set forth in liquidation of the Acquired Fund. For convenience: the beneficial shares of the Acquiring Fund that are given in exchange for the assets of the Acquired Fund are referred to hereinafter as the "Acquiring Fund Shares"; and the beneficial shares of the Acquired Fund that are held by the holders of such shares at the Effective Time are referred to hereinafter as the "Acquired Fund Shares." The parties hereto covenant and agree as follows:

     1. Plan of Reorganization. At the Effective Time, the Acquired Fund will assign, deliver and otherwise transfer all of its assets and good and marketable title thereto, free and clear of all liens, encumbrances and adverse claims except as provided in this Agreement, and assign all of its liabilities as are set forth in a statement of assets and liabilities, to be prepared as of the Effective Time (the "Statement of Assets and Liabilities") to the Acquiring Fund and the Acquiring Fund shall acquire all such assets, and shall assume all such liabilities of the Acquired Fund, in exchange for delivery to the Acquired Fund by the Acquiring Fund of a number of its Acquiring Fund Shares (both full and fractional) equivalent in value to the Acquired Fund Shares of the Acquired Fund outstanding immediately prior to the Effective Time. The assets and stated liabilities of the Acquired Fund, as set forth in a statement of assets and liabilities shall be exclusively assigned to and assumed by the Acquiring Fund. All debts, liabilities, obligations and duties of the Acquired Fund, to the extent that they exist at or after the Effective Time and are stated in a statement of assets and liabilities, shall after the Effective Time attach to the Acquiring Fund and may be enforced against the Acquiring Fund to the same extent as if the same had been incurred by the Acquiring Fund.

     2. Transfer of Assets. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable) as set forth in a statement of assets and liabilities, as well as any claims or rights of action or rights to register shares under applicable securities laws, any books or records of such Acquired Fund and other property owned by such Acquired Fund at the Effective Time.

     3. Liquidation and Dissolution of the Acquired Fund. At the Effective Time, the Acquired Fund will liquidate and the Acquiring Fund Shares (both full and fractional) received by the Acquired Fund will be distributed to the shareholders of record of the Acquired Fund as of the Effective Time in exchange for Acquired Fund Shares and in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund will receive a number of Acquiring Fund Shares equal in value to the Acquired Fund Shares held by that shareholder. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the Acquiring Fund in the name of each shareholder of record of the Acquired Fund and representing the respective number of Acquiring Fund Shares due such shareholder. As soon as practicable after the Effective Time, but not later than December 31, 1998, MAS shall take all steps as shall be necessary and proper to effect a complete termination of the Acquired Fund.

     4. Representations and Warranties of the Acquiring Fund. The Acquiring Fund represents and warrants to the Acquired Fund as follows:

      (a) Shares to be Issued upon Reorganization. The Acquiring Fund Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and nonassessable.

      (b) Liabilities. There are no liabilities of the Acquiring Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquiring Fund's statement of assets and liabilities, if any, and liabilities incurred in the ordinary course of business prior to the Effective Time or otherwise previously disclosed to the Acquired Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquiring Fund.


      (c) Litigation. Except as previously disclosed to the Acquired Fund, there are no claims, actions, suits or proceedings pending or, to the actual knowledge of the Acquiring Fund, threatened which would materially adversely affect any of the Acquiring Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.


      (d) Taxes. As of the Effective Time, all Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.


     5. Representations and Warranties of the Acquired Fund. The Acquired Fund represents and warrants to the Acquiring Fund as follows:


      (a) Marketable Title to Assets. The Acquired Fund will have, at the Effective Time, good and marketable title to, and full right, power and authority to sell, assign, transfer and deliver, the assets to be transferred to the Acquiring Fund. Upon delivery and payment for such assets, the Acquiring Fund will have good and marketable title to such assets without restriction on the transfer thereof free and clear of all liens, encumbrances and adverse claims.


      (b) Liabilities. There are no liabilities of the Acquired Fund, whether or not determined or determinable, other than liabilities disclosed or provided for in the Acquired Fund's statement of assets and liabilities, and liabilities incurred in the ordinary course of business prior to the Effective Time or otherwise previously disclosed to the Acquiring Fund, none of which has been materially adverse to the business, assets or results of operations of the Acquired Fund.


      (c) Litigation. Except as previously disclosed to the Acquiring Fund, there are no claims, actions, suits or proceedings pending or, to the knowledge of the Acquired Fund, threatened which would materially adversely affect the Acquired Fund or its assets or business or which would prevent or hinder in any material respect consummation of the transactions contemplated hereby.


      (d) Taxes. As of the Effective Time, all Federal and other tax returns and reports of the Acquired Fund required by law to have been filed shall have been filed, and all other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns.


     6. Condition Precedent to Obligations of the Acquiring Fund. All representations and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.


     7. Condition Precedent to Obligations of the Acquired Fund. All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time.


     8. Further Conditions Precedent to Obligations of the Acquired Fund and the Acquiring Fund. The obligations of the Acquired Fund and the Acquiring Fund to effectuate this Agreement shall be subject to the satisfaction of each of the following conditions:


      (a) Such authority from the Securities and Exchange Commission (the "SEC") as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

      (b) The Registration Statement on Form N-1A of the Acquiring Fund shall be effective under the Securities Act of 1933 (the "1933 Act"), and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

      (c) The Acquiring Fund has filed all documents and paid all fees required to permit their shares to be offered to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of
    Columbia (except where such qualifications are not required) so as to permit the transfer contemplated by this Agreement to be consummated.

      (d) The Acquired Fund and the Acquiring Fund shall have received on or before the Effective Time an opinion of counsel satisfactory to the Acquired Fund and the Acquiring Fund substantially to the effect that for Federal income tax purposes:

          (1) No gain or loss will be recognized to the Acquired Fund upon the transfer of its assets in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's stated liabilities;

          (2) No gain or loss will be recognized to the Acquiring Fund on its receipt of the Acquired Fund's assets in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Acquired Fund's liabilities;

          (3) The basis of an Acquired Fund's assets in the Acquiring Fund's hands will be the same as the basis of those assets in the Acquired Fund's hands immediately before the conversion;

          (4) The Acquiring Fund's holding period for the assets transferred to the Acquiring Fund by the Acquired Fund will include the holding period of those assets in the Acquired Fund's hands immediately before the conversion;

          (5) No gain or loss will be recognized to the Acquired Fund on the distribution of the Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for their Acquired Fund Shares;

          (6) No gain or loss will be recognized to the Acquired Fund's shareholders as a result of the Acquired Fund's distribution of Acquiring Fund Shares to the Acquired Fund's shareholders in exchange for the Acquired Fund's shareholders' Acquired Fund Shares;

          (7) The basis of the Acquiring Fund Shares received by the Acquired Fund's shareholders will be the same as the adjusted basis of that Acquired Fund's shareholders' Acquired Fund Shares surrendered in exchange therefor; and

          (8) The holding period of the Acquiring Fund Shares received by the Acquired Fund's shareholders will include the Acquired Fund's shareholders' holding period for the Acquired Fund's shareholders' Acquired Fund Shares surrendered in exchange therefor, provided that said Acquired Fund Shares were held as capital assets on the date of the conversion.

      (e) A vote approving this Agreement and the Reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding shares of the Acquired Fund entitled to vote at an annual or special meeting.

      (f) The Board of Trustees of MAS, at a meeting duly called for such purpose, shall have authorized the issuance by the Acquiring Fund of Acquiring Fund Shares at the Effective Time in exchange for the assets of the Acquired Fund pursuant to the terms and provisions of this Agreement.

     9. Effective Time of the Reorganization. The exchange of the Acquired Fund's assets for Acquiring Fund Shares shall be effective as of close of business on November 30, 1998, or at such other time and date as fixed by the mutual consent of the parties (the "Effective Time").

     10. Termination. This Agreement and the transactions contemplated hereby may be terminated and abandoned with respect to the Acquiring Fund and/or the Acquired Fund without penalty by resolution of the Board of Trustees of MAS Funds or at the discretion of any duly authorized officer of MAS Funds, at any time prior to the Effective Time, if circumstances should develop that, in the opinion of such Board or officer, make proceeding with the Agreement inadvisable.

     11. Amendment and Waiver. This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; PROVIDED, that no such amendment may have the effect of changing the provisions for determining the number or value of Acquiring Fund Shares to be paid to the Acquired Fund's shareholders under this Agreement to the detriment of the Acquired Fund's shareholders without their further approval. Furthermore, either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing and authorized by the President or any Vice President of the waiving party with or without the approval of such party's shareholders).

     12. Governing Law. This Agreement shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania.

     13. Fees and Expenses.

      (a) The Acquiring Fund and the Acquired Fund represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      (b) Except as otherwise provided for herein, all expenses of the transactions contemplated by this Agreement incurred by each Fund will be borne by such Fund. Such expenses include, without limitation, (i) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (ii) expenses associated with the preparation and filing of the Proxy Statement under the Securities Exchange Act of 1934; (iii) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in connection herewith in each state in which the Acquired Fund's shareholders are resident as of the date of the mailing of the Proxy Statement to such shareholders; (iv) postage; (v) printing; (vi) accounting fees; (vii) legal fees; and (viii) solicitation costs of the transaction. The Acquiring Fund shall pay its own Federal and state registration fees.

     14. Headings, Counterparts, Assignment.

      (a) The article and paragraph headings contained in this Agreement are for reference purposes only and shall not effect in any way the meaning or interpretation of this Agreement.

      (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

      (c) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

     15. Entire Agreement. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties. The representations, warranties and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

     16. Further Assurances. The Acquiring Fund and the Acquired Fund shall take such further action as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

     17. Binding Nature of Agreement. As provided in the MAS Funds Declaration of Trust, as amended and supplemented to date, on file with the Pennsylvania Corporation Bureau of the Department of State, this Agreement was executed by the undersigned officers of MAS Funds, on behalf of the Acquiring Fund and the Acquired Fund, as officers and not individually, and the obligations of this Agreement are not binding upon the undersigned officers individually, but are binding only upon the assets and property of the corporation or trust. Moreover, no series of a trust shall be liable for the obligations of any other series of that trust.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

     MAS Funds, on behalf of its series, PA Municipal Portfolio


                                    By ---------------------------------------


                                    Name: ------------------------------------


                                    Title: -------------------------------------





   MAS Funds, on behalf of its series, Municipal Portfolio



                                    By ---------------------------------------


                                    Name: ------------------------------------


                                    Title: -------------------------------------

                      STATEMENT OF ADDITIONAL INFORMATION
                               OCTOBER 30, 1998

                                   MAS Funds

                            PA Municipal Portfolio
                               One Tower Bridge
                          West Conshohocken, PA 19428
                                1-800-354-8185

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated October 30, 1998 for the Special Meeting of Shareholders (the "Meeting") of the PA Municipal Portfolio (the "Portfolio"), to be held on November 20, 1998. Copies of the Proxy Statement/Prospectus may be obtained at no charge by calling Miller Anderson & Sherrerd, LLP at 1-800-354-8185.

     Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

     Further information about shares of the Portfolio and the Municipal Portfolio (together with the Portfolio, the "Portfolios") is contained in and incorporated by reference to the Portfolios' Statement of Additional Information dated January 31, 1998, a copy of which is included herewith. The audited financial statements and related independent accountants' report for the Portfolios contained in the 1997 Annual Report to Shareholders dated September 30, 1997 are hereby incorporated herein by reference. The unaudited financial statements for the Portfolio contained in the 1998 Semi-Annual Report to Shareholders dated March 31, 1998 also are incorporated herein by reference. No other parts of the Annual Report or the subsequent Semi-Annual Report are incorporated by reference herein.

     The date of this Statement of Additional Information is October 30, 1998.

                                                              Face Amount                                 Value
                                                                 (000)                                    (000)
                                                ---------------------------------------   --------------------------------------
                                    Ratings                        PA        Pro Forma                       PA        Pro Forma
                                   (Standard     Municipal     Municipal      Combined     Municipal     Municipal     Combined
         March 31, 1998            & Poor's)     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
-------------------------------   -----------   -----------   -----------   -----------   -----------   -----------   ----------
Municipal Bonds (84.8%)
Adelanto, CA School
 District (FGIC)
 Zero Coupon, 9/1/18 ..........      AAA           $4,350        $   --        $4,350       $ 1,507         $ --       $ 1,507
Aldine, TX Independent
 School District (PSFG)
 Zero Coupon, 2/15/07 .........      AAA              750            --           750           497           --           497
Aliquippa School District,
 PA
 Zero Coupon, 6/1/12 ..........       A                --           685           685            --          328           328
Allegheny County, PA
 (AMBAC)
 Zero Coupon, 5/1/03 ..........      AAA               --           325           325            --          261           261
Allegheny County, PA
 Sanitation Authority,
 Series B, (MBIA)
 Zero Coupon, 6/1/10 ..........      AAA            1,500            --         1,500           838           --           838
Arkansas State Development
 Finance Authority Home
 Mortgage Revenue Bonds,
 Series B-1,
 4.90%, 7/1/29 ................      AAA              725           275         1,000           731          277         1,008
Benicia, CA School District
  (MBIA)
 Zero Coupon, 8/1/11 ..........      AAA            3,480            --         3,480         1,806           --         1,806
Berks County, PA (FGIC)
 Zero Coupon 11/15/20 .........      AAA               --         1,000         1,000            --          305           305
 Zero Coupon 5/15/19 ..........      AAA               --         1,250         1,250            --          417           417
Berks County, PA Solid
 Waste Authority (FGIC)
 6.00%, 4/1/11 ................      AAA               --           250           250            --          268           268
Bradford, PA Area School
 District (FGIC)
 4.60%, 10/1/10 ...............      AAA               --           250           250            --          245           245
Bucks County, PA Water &
 Sewer Authority Revenue
 Bonds (FGIC)
 +Series B, 5.50%,
 2/1/08 .......................      Aaa               --           185           185            --          191           191
 Zero Coupon, 12/1/05 .........      AAA               --           375           375            --          266           266
California Housing &
 Finance Agency Revenue
 Bonds (MBIA)
 5.30%, 8/1/14 ................      AAA              175            --           175           179           --           179
California School Finance
 Authority Lease Revenue
 Bonds, Series A (MBIA)
 6.70%, 7/1/02 ................      AAA            1,305            --         1,305         1,376           --         1,376
California State Department
 of Veterans Affairs Home
 Purchase Revenue Bonds,
 Series A, TBA (AMBAC)
 4.90%, 12/1/18 ...............      AAA            1,675            --         1,675         1,672           --         1,672
California State
 Zero Coupon, 3/1/04 ..........       A+              375            --           375           291           --           291
Casino Reinvestment
 Development Authority,
 Series A (FSA)
 5.00%, 10/1/03 ...............      AAA            1,300            --         1,300         1,347           --         1,347

                                                              Face Amount                                 Value
                                                                 (000)                                    (000)
                                                ---------------------------------------   --------------------------------------
                                    Ratings                        PA       Pro Forma                        PA       Pro Forma
                                  (Standard     Municipal     Municipal       Combined    Municipal     Municipal      Combined
         March 31, 1998            & Poor's)     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
-------------------------------   -----------   -----------   -----------   -----------   -----------   -----------   ----------
Center Township, PA Sewer
 Authority Revenue Bonds,
 Series A (MBIA)
 Zero Coupon, 4/15/17 .........      AAA           $   --         $615         $  615        $   --         $229        $  229
 Zero Coupon, 4/15/19 .........      AAA              855           --            855           286           --           286
 6.00%, 4/15/03 ...............      AAA               --          500            500            --          539           539
Charleston County, SC,
 Resource Recovery Rev-
 enue Bonds (AMBAC)
 5.15%, 1/1/09 ................      AAA            1,000           --          1,000         1,024           --         1,024
Chartiera Valley, PA (FGIC)
 Zero Coupon, 2/1/06 ..........      AAA               --          425            425            --          298           298
Chicago, IL Wastewater
 Transmission Revenue
 Bonds (FGIC)
 5.125%, 1/1/03 ...............      AAA            1,300           --          1,300         1,350           --         1,350
Cleveland, OH Airport
 Special Revenue Bonds,
 TBA
 5.50%, 12/1/08 ...............      BB--             750           --            750           743           --           743
Cleveland, OH City School
 District (AMBAC)
 4.80%, 6/1/03 ................      AAA            1,300           --          1,300         1,334           --         1,334
Clinton County, PA
 Industrial Development
 Authority
 6.25%, 11/15/06 ..............      BB--              --          150            150            --          156           156
Colorado Health Facilities
 Revenue Bonds, Series A
 Zero Coupon, 7/15/20 .........      AAA            1,000           --          1,000           305           --           305
Delaware County, PA
 Industrial Development
 Authority Revenue
 Bonds, Series A
 6.50%, 1/1/08 ................       A               450          200            650           506          225           731
Elizabeth Forward, PA
 School District
 Series B
 Zero Coupon, 9/1/08
 (AMBAC) ......................      AAA              425           --            425           262           --           262
 Zero Coupon, 9/1/11
 (MBIA) .......................      AAA              850          400          1,250           440          207           647
Fort Bend, TX Independent
 School District (PSFG)
 Zero Coupon, 2/15/07 .........      AAA            1,250           --          1,250           828           --           828
 Zero Coupon, 2/15/08 .........      AAA              940           --            940           591           --           591
Georgia State Housing &
 Financing Authority,
 Series A A2
 5.875%, 12/1/19 ..............      AA+              160          105            265           166          109           275
Girard Area, PA School
 District (FGIC)
 Zero Coupon 10/1/18 ..........      AAA               --          700            700            --          241           241
 Zero Coupon 10/1/19 ..........      AAA               --          250            250            --           82            82
Grand Prairie, TX
 Independent School
 District (PSFG)
 Zero Coupon, 8/15/07 .........      AAA              750           --            750           486           --           486
Hamilton Southeastern, IN
 (AMBAC)
 Zero Coupon, 1/1/15 ..........      AAA            1,000           --          1,000           417           --           417

                                                              Face Amount                                 Value
                                                                 (000)                                    (000)
                                                ---------------------------------------   --------------------------------------
                                    Ratings                        PA       Pro Forma                        PA       Pro Forma
                                  (Standard     Municipal     Municipal       Combined    Municipal     Municipal      Combined
         March 31, 1998            & Poor's)     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
-------------------------------   -----------   -----------   -----------   -----------   -----------   -----------   ----------
Harris County, TX Toll
 Road, Series A (MBIA)
 Zero Coupon, 8/15/07 .........      AA+           $  475        $   --        $  475        $  308         $ --        $  308
Hawaii State Housing
 Finance & Development
 Corp., Single Family
 Mortgage Revenue Bonds,
 Series A
 4.90%, 7/1/28 ................       AA              350           125           475           352          126           478
+Hillsborough County, FL
 Housing & Finance
 Authority, Single Family
 Mortgage Revenue Bonds
 4.50%, 4/1/30 ................      Aaa              725           275         1,000           736          279         1,015
Houston TX Housing
 Finance & Development
 Corp., Single Family
 Mortgage Revenue Bonds,
 Series B-1
 8.00%, 6/1/14 ................       A               325           175           500           357          192           549
Houston, TX Independent
 School District (PSFG)
 Zero Coupon, 8/15/12 .........      AAA              550            --           550           266           --           266
Huron, MI School District
 (AMBAC)
 Zero Coupon, 5/1/18 ..........      AAA               --         1,500         1,500            --          531           531
Hurst Euless Bedford, TX
 Independent School
 District (PSFG)
 Zero Coupon, 8/15/17 .........      AAA              965            --           965           349           --           349
 Zero Coupon, 8/15/18 .........      AAA            1,100            --         1,100           377           --           377
+Idaho Housing & Finance
 Association, Single
 Family Mortgage Revenue
 Bonds, Series F,
 5.70%, 7/1/27 ................      Aaa              245            --           245           252           --           252
 Series H-2, 5.40%, 7/1/27
  (FHA) .......................      Aaa              500           250           750           510          255           765
Illinois Development
 Finance Authority Rev-
 enue Bonds (FGIC)
 Zero Coupon, 12/1/09 .........      AAA            2,000            --         2,000         1,150           --         1,150
Indiana Transportation
 Finance Authority High-
 way Revenue Bonds
 (AMBAC)
 Zero Coupon, 12/1/16 .........      AAA            1,695            --         1,695           637           --           637
+Indiana State Housing
 Finance Authority Rev-
 enue Bonds, Series A2
 (AMBAC)
 5.55%, 1/1/21 ................      Aaa              500            --           500           516           --           516
Indianapolis Airport Author-
 ity Revenue Bonds
 7.10%, 1/15/17 ...............      BBB              375            --           375           422           --           422
Intermountain Power
 Agency, UT,
 Series A, Zero Coupon,
 7/1/17 .......................       A+            1,750            --         1,750           641           --           641
 Series B, 6.50%, 7/1/09
  (MBIA) ......................      AAA              875           300         1,175         1,017          349         1,366
 Series C, 4.80%, 7/1/03
  (FSA) .......................      AAA            1,300            --         1,300         1,331           --         1,331

                                                              Face Amount                                 Value
                                                                 (000)                                    (000)
                                                ---------------------------------------   --------------------------------------
                                    Ratings                        PA       Pro Forma                        PA       Pro Forma
                                  (Standard     Municipal     Municipal       Combined    Municipal     Municipal      Combined
         March 31, 1998            & Poor's)     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
-------------------------------   -----------   -----------   -----------   -----------   -----------   -----------   ----------
 Iowa Finance Authority
  Single Family Revenue
  Bonds, Series G
  4.95%, 1/1/21 ...............      AAA           $  500         $200         $  700         $505          $202        $  707
 Jacksonville, FL Electric
  Authority Revenue
  Bonds Zero Coupon,
  10/1/11 .....................       AA              325           --            325          169            --           169
 Jefferson Parish, LA
  School Board Sales &
  Use Tax Revenue
  Bonds,
  TBA (FSA)
  Zero Coupon, 9/1/06 .........      AAA            1,000           --          1,000          676            --           676
 Kane & De Kalb
  Counties, IL Unit
  School District
  (AMBAC)
  Zero Coupon, 12/1/09 ........      AAA              525          200            725          302           115           417
 Kansas City, KA Utility
  Systems Revenue
  Bonds (AMBAC)
 Zero Coupon, 3/1/06 ..........      AAA              130           --            130           91            --            91
 Zero Coupon, 3/1/06 ..........      AAA               95           --             95           67            --            67
+Keller, TX Independent
 School District (PSFG)
 Zero Coupon, 8/15/12 .........      Aaa              800           --            800          387            --           387
Kentucky State Turnpike
 Authority (FGIC)
 Zero Coupon, 1/1/10 ..........      AAA              450           --            450          258            --           258
La Joya, TX Independent
 School District (PSFG)
 Zero Coupon, 8/1/12 ..........      AAA              645           --            645          312            --           312
Lehigh County, PA General
 Purpose Authority
 Revenue Bonds, Horizons
 Health Systems, Inc.,
 Series B, 8.25%, 7/1/13 ......      N/R               --          250            250           --           263           263
 +Series C, 4.90%, 7/1/11 .....
 (MBIA) .......................      Aaa              920          275          1,195          912           273         1,185
Little Rock, AK Airport
 Passenger Facility
 Revenue Bonds
 (AMBAC) 5.65%, 5/1/16.........      AAA              220           --            220          233            --           233
Maricopa County, AZ
 Unified School District --
 Chandler (FGIC)
 Zero Coupon, 7/1/07 ..........      AAA              250           --            250          163            --           163
Maryland Transportation
 Authority (FGIC)
 Zero Coupon 7/1/08 ...........      AAA              250           --            250          157            --           157
Mercer County, NJ Revenue
 Bonds
 Zero Coupon, 4/1/06 ..........      AA--             350           --            350          246            --           246
Metropolitan Government
 Nashville & Davidson
 County, TN Health &
 Education Facilities Board
 Revenue Bonds, Series A
 5.25%, 5/1/03 ................       AA              900          335          1,235          942           350         1,292

                                                             Face Amount                              Value
                                                                (000)                                 (000)
                                                -------------------------------------  ------------------------------------
                                     Ratings                      PA      Pro Forma                      PA      Pro Forma
                                   (Standard    Municipal    Municipal      Combined   Municipal    Municipal     Combined
          March 31, 1998            & Poor's)    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
---------------------------------  -----------  -----------  -----------  -----------  -----------  -----------  ----------
Metropolitan Pier &
 Exposition Authority, IL,
 Series A, (AMBAC),
 4.90%, 12/15/03 ................     AAA          $1,275        $ --        $1,275       $1,316        $ --       $1,316
Michigan State Housing
 Development Authority,
 Series B, 5.50% 12/1/26 ........     AA+             485          --           485          500          --          500
Michigan State Trunk Line,
 Series A (AMBAC)
 Zero Coupon 10/1/05 ............     AAA             750          --           750          537          --          537
 Zero Coupon 10/1/12 ............     AAA           1,500          --         1,500          729          --          729
Midland, TX Independent
 School District (PSFG)
 Zero Coupon, 8/15/06 ...........     AAA             750          --           750          511          --          511
Millcreek Township, PA
 (FGIC)
 Zero Coupon, 8/15/05 ...........     AAA             325         375           700          234         270          504
Minnesota State Housing &
 Agency, Single Family
 Mortgage Revenue Bonds,
 Series E
 5.05%, 7/1/24 ..................     AA+           1,300         550         1,850        1,321         559        1,880
Mississippi Housing Finance
 Corp.,
 Zero Coupon, 9/15/16 ...........     AA--          5,250          --         5,250        2,017          --        2,017
Mobile, AL Industrial
 Development Board Solid
 Waste Disposal Revenue
 Bonds
 6.95%, 1/1/20 ..................    BBB--            180          80           260          202          90          292
Montour, PA School District
 (MBIA)
 Zero Coupon, 1/1/13 ............     AAA              --         300           300           --         143          143
Nebraska Investment
 Finance Authority
 Revenue Bonds,
 Series B, 5.60%, 3/1/20 ........     AAA             465          --           465          481          --          481
 Series D, 5.80%, 3/1/20 ........     AAA             470         260           730          485         268          753
Nebraska Public Power
 District Revenue Bonds,
 5.40%, 1/1/03 ..................      A+             200          --           200          210          --          210
+Nevada Housing Division
 Senior, Series A-2, 5.50%,
 10/1/27 ........................     Aaa             340          --           340          349          --          349
+Nevada Housing Division,
 Series C (FHA), 5.65%,
 4/1/27 .........................     Aaa             490         245           735          506         253          759
New Jersey Economic
 Development Authority
 Zero Coupon, 3/15/09 ...........      A+             275          --           275          163          --          163
New Jersey State
 Zero Coupon, 2/15/06 ...........     AA+             500          --           500          351          --          351
New Mexico Mortgage
 Finance Authority, Series
 H 5.35%, 7/1/15 ................     AAA             485          --           485          500          --          500
New York City, NY General
 Obligation, Series G
 (MBIA) 5.00%, 8/1/12 ...........     AAA           1,000          --         1,000          996          --          996

                                                              Face Amount                                 Value
                                                                 (000)                                    (000)
                                                ---------------------------------------   --------------------------------------
                                    Ratings                        PA       Pro Forma                        PA       Pro Forma
                                  (Standard     Municipal     Municipal       Combined    Municipal     Municipal      Combined
         March 31, 1998            & Poor's)     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
-------------------------------   -----------   -----------   -----------   -----------   -----------   -----------   ----------
New York City, NY
 Industrial Development
 Agency Revenue Bonds
 (FSA) 6.00%, 11/1/15 .........      AAA           $1,575        $ 775         $2,350       $ 1,683        $ 828       $ 2,511
#New York City, NY
 General Obligation
 Inverse Bonds 20.509%,
 10/1/03 ......................      BBB+             250          100            350           414          165           579
New York State Dormitory
 Authority
 5.10%, 5/15/01 ...............      BBB+             250           --            250           257           --           257
 5.125%, 7/1/11 (FGIC) ........      AAA            1,000           --          1,000         1,014           --         1,014
+New York State Mortgage
 Agency Revenue Bonds,
 Series 65 5.00%, 4/1/20 ......      Aa2            1,300          550          1,850         1,318          558         1,876
Noblesville, TN High School
 Building Corp. (AMBAC)
 Zero Coupon, 2/15/17 .........      AAA              900           --            900           333           --           333
 Zero Coupon, 2/15/19 .........      AAA            1,850           --          1,850           615           --           615
Norris, CA School District
 (MBIA)
 Zero Coupon, 5/1/15 ..........      AAA              785           --            785           328           --           328
 Zero Coupon, 5/1/16 ..........      AAA              400           --            400           158           --           158
North Carolina Eastern
 Municipal Power Agency
 Revenue Bonds Series B,
 6.125%, 1/1/09 ...............      BBB              350           --            350           378           --           378
 Series C, 5.125%, 1/1/03......      BBB              450          150            600           460          153           613
North Carolina Housing &
 Finance Agency Revenue
 Bonds Series FF, 5.50%,
 9/1/22 .......................       AA              455           --            455           468           --           468
 Series JJ, 5.125%, 1/1/03.....       AA              495          270            765           512          279           791
 Series RR, 5.00%, 9/1/22......       AA            1,300          550          1,850         1,305          552         1,857
+North Hempstead, NY
 General Obligation, Series
 B (FGIC) 5.00%, 3/1/12 .......      Aaa              890           --            890           891           --           891
North Slope Borough, AK
 General Obligation, Series
 B (CGIC)
 Zero coupon, 6/30/04 .........      AAA              575          285            860           435          216           651
Northern Illinois University
 Revenue Bond (FGIC)
 Zero Coupon, 4/1/15 ..........      AAA              675           --            675           280           --           280
Northwestern, PA School
 District (AMBAC)
 Zero Coupon, 1/15/09 .........      AAA               --          450            450            --          272           272
Okomos, MI Public School
 District (MBIA)
 Zero Coupon, 5/1/15 ..........      AAA              900           --            900           375           --           375
Oley Valley, PA School
 District (AMBAC)
 Zero Coupon, 5/15/09 .........      AAA              760          760          1,520           452          452           904
Orange County, FL Housing
 & Finance Authority,
 Single Family Mortgage
 Revenue Bonds, Series B
 5.10%, 9/1/27 ................      AAA           $1,300        $ 550         $1,850       $ 1,322        $ 559       $ 1,881
Parkland, PA School District
 (FGIC) 4.60%, 9/1/10 .........      AAA               --          250            250            --          245           245
Penn Hills Township, PA
 Zero Coupon, 6/1/12 ..........      N/R            1,165          450          1,615           528          204           732

                                                              Face Amount                                 Value
                                                                 (000)                                    (000)
                                                ---------------------------------------   --------------------------------------
                                    Ratings                        PA       Pro Forma                        PA       Pro Forma
                                  (Standard     Municipal     Municipal       Combined    Municipal     Municipal      Combined
         March 31, 1998            & Poor's)     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
-------------------------------   -----------   -----------   -----------   -----------   -----------   -----------   ----------
Penn Hills Township, PA,
 Series B
 Zero Coupon, 12/1/13 .........      N/R           $   --         $500         $  500        $   --         $208        $  208
Pennsylvania Convention
 Center Authority
 6.25%, 9/1/04 ................      BBB               --          250            250            --          267           267
 6.70%, 9/1/16 (FGIC) .........      AAA               --          500            500            --          593           593
Pennsylvania Housing &
 Finance Authority Series
 47, 5.20%, 4/1/27 ............      AA+               --          375            375            --          381           381
 Series 48, 5.375%,
  10/1/16 .....................      AA+               --          300            300            --          307           307
 Series 50A, 5.35%,
  10/1/08 .....................      AA+               --          220            220            --          227           227
 Series 51, 5.65%, 4/1/20 .....      AA+               --          250            250            --          258           258
 Series 52B, 5.55%,
  10/1/12 .....................      AA+               --          500            500            --          513           513
 Series 59A, 4.95%, 4/1/25           AA+               --          550            550            --          554           554
Pennsylvania State, Cer-
 tificate of Participation,
 Series A 5.00%, 7/1/03 .......      AAA               --          500            500            --          513           513
Pennsylvania State General
 Obligation (AMBAC)
 Zero coupon, 7/1/05 ..........      AAA               --          375            375            --          271           271
 #0.00%, 4/15/03 ..............      AAA              775          300          1,075           935          362         1,297
+Philadelphia, PA Hospitals,
 10.875%, 7/1/08 ..............      Aaa               --          140            140            --          180           180
Philadelphia, PA Airport
 Revenue Bonds (FGIC)
 5.50%, 6/15/01 ...............      AAA            1,340          550          1,890         1,391          571         1,962
Philadelphia, PA Authority
 for Industrial
 Development Revenue
 Bonds, Series A
 6.50%, 10/1/27 ...............      N/R              220          100            320           237          107           344
Philadelphia, PA Gas Works
 5.80%, 7/1/01 ................      BBB              350          200            550           366          209           575
Philadelphia, PA General
 Obligation, Series A
 (FGIC) 5.125%, 5/15/03 .......      AAA               --          100            100            --          104           104
 5.40%, 11/15/03 ..............      AAA              600           --            600           632           --           632
Philadelphia, PA Hospitals &
 Higher Education
 Facilities Authority
 Revenue Bonds 6.15%,
 7/1/05 .......................      BBB+             125           50            175           134           54           188
Philadelphia, PA Municipal
 Authority (FGIC)
 4.90%, 4/1/03 ................      AAA              500           --            500           513           --           513
Philadelphia, PA School
 District, Series A (MBIA)
 5.20%, 7/1/03 ................      AAA               --          200            200            --          208           208
 Series B (AMBAC)
 5.00%, 4/1/03 ................      AAA               --          550            550            --          567           567
Philadelphia, PA Water &
 Wastewater Revenue
 Bonds (FGIC)
 5.15%, 6/15/04 ...............      AAA            1,300          550          1,850         1,359          575         1,934
 5.20%, 6/15/05 ...............      AAA               --          500            500            --          522           522
Pittsburgh, PA General
 Obligation (AMBAC)
 Zero Coupon, 9/1/04 ..........      AAA               --          350            350            --          264           264
 6.50%, 4/1/11 ................      AAA               --          275            275            --          307           307

                                                             Face Amount                                 Value
                                                                (000)                                    (000)
                                               ---------------------------------------   --------------------------------------
                                   Ratings                        PA       Pro Forma                        PA       Pro Forma
                                 (Standard     Municipal     Municipal       Combined    Municipal     Municipal      Combined
        March 31, 1998            & Poor's)     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
------------------------------   -----------   -----------   -----------   -----------   -----------   -----------   ----------
Pittsburgh, PA Water &
 Sewer (FGIC)
 Zero Coupon, 9/1/05 .........      AAA           $   --         $375         $  375        $   --         $269        $  269
Port Authority, NY & NJ
 Special Obligation
 Revenue Bonds
 7.00%, 10/1/07 ..............      N/R              450          250            700           510          283           793
Robinson Township, PA
 6.90%, 5/15/18 ..............      AAA               --          115            115            --          134           134
+Saline County, KS,
 Zero Coupon, 12/1/15 ........      Aaa              750           --            750           303           --           303
San Antonio, TX Electric &
 Gas Revenue Bond
 (AMBAC)
 Zero Coupon, 2/1/05 .........      AAA              200           --            200           147           --           147
San Antonio, TX General
 Obligation, TBA
 6.00%, 8/1/06 ...............       AA              500          175            675           550          192           742
San Bernardino County, CA
 Series A (MBIA)
 7.40%, 7/1/16 ...............      AAA            1,150          450          1,600         1,197          468         1,665
Savannah, GA Economic
 Development Authority
 Revenue Bonds
 7.40%, 4/1/26 ...............      N/R              270           40            310           304           45           349
Schuylkill County, PA
 Redevelopment Authority
 (FGIC) 7.125%, 6/1/13 .......      AAA              750           --            750           823           --           823
Scranton, PA Health &
 Welfare Authority
 6.625%, 7/1/09 ..............      AAA               --          125            125            --          139           139
Skokie, IL Park District,
 Series B, (AMBAC)
 Zero Coupon, 12/1/12 ........      AAA            1,750           --          1,750           836           --           836
Southeastern Area Schools,
 PA Revenue Bonds Series
 A, Zero Coupon, 10/1/06 .....       A                --          200            200            --          135           135
 Series B, Zero Coupon,
  10/1/06 ....................       A                --          390            390            --          263           263
Steel Valley, PA Allegheny
 County
 Zero Coupon, 11/1/17 ........       A               650           --            650           231           --           231
Steel Valley, PA School
 District
 Zero Coupon, 11/1/11 ........       A               740          430          1,170           375          218           593
Stroud Township, PA Sewer
 Authority (CGIC)
 Zero Coupon, 11/15/05 .......      AAA               --          375            375            --          267           267
+Tyler, TX Health Facilities
 Development Corp.,
 Series A, 5.25%, 7/1/02 .....      Baa2             425           --            425           434           --           434
Upper Darby Township, PA
 (AMBAC)
 Zero Coupon, 7/15/11 ........      AAA               --          525            525            --          274           274
Utah State Housing Finance
 Agency Series A-2
 5.50%, 7/1/27 ...............      AAA              400           --            400           411           --           411
Washington County, West PA
 Power Co. 4.95%, 3/1/03 .....       A                --          150            150            --          154           154
Washington State Public
 Power Supply (MBIA)
 7.00%, 7/1/07 ...............      AA-              375           --            375           438           --           438
 Zero Coupon, 7/1/10 .........      AAA              475           --            475           260           --           260

                                                              Face Amount                                 Value
                                                                 (000)                                    (000)
                                                ---------------------------------------   --------------------------------------
                                    Ratings                        PA       Pro Forma                        PA       Pro Forma
                                  (Standard     Municipal     Municipal       Combined    Municipal     Municipal      Combined
         March 31, 1998            & Poor's)     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio     Portfolio
-------------------------------   -----------   -----------   -----------   -----------   -----------   -----------   ----------
++Westmoreland County, PA
 (AMBAC)
 Zero Coupon, 8/1/14 ..........      AAA           $   --        $1,475        $1,475       $    --       $   644      $    644
Wisconsin Housing &
 Economic Development
 Authority Home Owner-
 ship Revenue Bonds
 Series E, 5.125%, 9/1/26......       AA            1,300           550         1,850         1,314           556         1,870
 Series H, 4.875%, 3/1/24......       AA            1,350            --         1,350         1,358            --         1,358
Yough, PA School District
 (MBIA)
 Zero Coupon, 10/1/13 .........      AAA               --         1,445         1,445            --           661           661
                                                                                            -------       -------      --------
Group Total ...................                                                              73,615        26,469       100,084
                                                                                            -------       -------      --------
Asset Backed Corporates
  (0.4%)
 ALPS, Series 96-1D
 12.75%, 6/15/06 ..............      BB--             349           150           499           350           150           500
                                                                                            -------       -------      --------
Industrials (0.9%)
 Comcast Corp.
 9.37%, 5/15/05 ...............      BB+              225            75           300           241            80           321
Grand Casinos, Inc.,
 10.125%, 12/1/03 .............       BB              250            --           250           272            --           272
Host Marriott Travel Plaza
 9.50%, 5/15/05 ...............      BB--             175            75           250           186            80           266
Viacom, Inc. 8.00%, 7/7/06.....      BB--             250            --           250           256            --           256
                                                                                            -------       -------      --------
Group Total ...................                                                                 955           160         1,115
                                                                                            -------       -------      --------
Transportation (0.2%)
 *Jet Equipment Trust,
 Series 95-5A C 10.69%,
 5/1/15 .......................      BBB              100           100           200           130           130           260
                                                                                            -------       -------      --------
Yankee (2.3%)
 Koren Development Bank
 7.375%, 9/17/04 ..............      BB+              825           285         1,110           748           259         1,007
*Rae Laffan Liquefied
 Natural Gas Co.
 8.294%, 3/15/14 ..............      BBB+             400            --           400           414            --           414
*Republic of Panama
 7.875%, 2/13/02 ..............      BB+              310           145           455           311           145           456
Rogers Cablesystems Ltd.
 10.00%, 3/15/05 ..............      BB+              125            50           175           140            56           196
*Samsung Electronics Co.
 7.45%, 10/1/02 ...............       B+              750            --           750           673            --           673
                                                                                            -------       -------      --------
Group Total ...................                                                               2,286           460         2,746
                                                                                            -------       -------      --------
Total Fixed Income
 Securities (Cost $71,355,
 $25,019 and $96,374,
 respectively) ................                                                              77,336        27,369       104,705
                                                                                            -------       -------      --------
CASH EQUIVALENTS
 (16.6%)


                                               Shares
                               --------------------------------------
Money Market Instruments
(4.3%)
Dreyfus Basic Municipal
 Money Market Fund .........    2,113,255          --      2,113,255     2,113       --     2,113
  Dreyfus PA Municipal
 Money Market Fund .........           --     408,571        408,571        --      409       409
Vanguard Municipal Bond
 Money Market Fund .........    2,115,174          --      2,115,174     2,115       --     2,115
  Vanguard PA Tax-Free
 Money Market Fund .........           --     418,826        418,826        --      419       419
                                                                         -----      ---     -----
Group Total ................                                             4,228      828     5,056
                                                                         -----      ---     -----

                                                            Face Amount                              Value
                                                               (000)                                 (000)
                                               -------------------------------------  ------------------------------------
                                    Ratings                      PA       Pro Forma                     PA       Pro Forma
                                   (Standard    Municipal    Municipal     Combined    Municipal    Municipal    Combined
         March 31, 1998            & Poor's)    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio    Portfolio
--------------------------------  -----------  -----------  -----------  -----------  -----------  -----------  ----------
Municipals (10.1%)
##Abilene, TX Health
 Facilities Development
 Corp., (MBIA)
 3.70%, 9/19/25 ................     AAA          $1,600        $ --        $1,600      $ 1,600       $   --     $ 1,600
##Chelsen, MA Lease,
 Series A (FSA)
 3.80%, 6/6/23 .................     AAA           1,600          --         1,600        1,600           --       1,600
##Henrico County, VA
 Industrial Development
 Authority (FSA)
 3.65%, 8/23/27 ................     AAA           1,600          --         1,600        1,600           --       1,600
##Kansas State Development
 Finance Authority, Series
 E 3.75%, 3/15/24 ..............     AAA           1,000          --         1,000        1,000           --       1,000
##Pennsylvania Housing &
 Finance Agency
 3.62%, 10/3/23 ................     AA+           1,000          --         1,000        1,000           --       1,000
##Pennsylvania State Higher
 Education Assistance
 Agency, Student Loan
 SAVRS (AMBAC)
 3.70%, 3/1/22 .................     AAA           1,000          --         1,000        1,000           --       1,000
##Wake County, NC Indus-
 trial Facilities & Pollution
 Control Revenue
 (AMBAC) 3.78%, 5/1/24 .........     AAA           1,500          --         1,500        1,500           --       1,500
##Wichita, KS Hospital
 Bonds, Series III-A
 (MBIA) 3.66%, 10/20/17 ........     AAA           1,600          --         1,600        1,600           --       1,600
##York County, PA Hospital
 Authority Revenue Bonds
 (AMBAC) 3.65%, 7/1/21..........     AAA           1,000          --         1,000        1,000           --       1,000
                                                                                        -------       ------     -------
Group Total ....................                                                         11,900           --      11,900
                                                                                        -------       ------     -------
U.S. Treasury Security
   (1.3%)
++U.S. Treasury Bond
 8.75%, 8/15/20 ................     Tsy           1,175          --         1,175        1,566           --       1,566
                                                                                        -------       ------     -------
Repurchase Agreements
   (0.9%)
Chase Securities, Inc. 5.75%,
 dated 3/31/98, due 4/1/98,
 collateralized by various
 U.S. Government Obliga-
 tions, due 4/1/98-11/15/99                          777         257         1,034          777          257       1,034
                                                                                        -------       ------     -------
Total Cash Equivalents (Cost
 $18,372, $1,085 and
 $19,457, respectively).........                                                         18,471        1,085      19,556
                                                                                        -------       ------     -------

                                                                   Value
                                                                   (000)
                                                              ----------------
                                                                  Municipal
                                                                  Portfolio
                                                              ----------------
Total Investments (105.2%) (Cost $89,727, $26,104 and
 $115,831, respectively)....................................    $   95,807
                                                                ------------
Other Assets and Liabilities (--5.2%)
 Cash ......................................................             5
 Interest Receivable .......................................           729
 Receivable for Daily Variation Margin on Futures
   Contracts ...............................................            --
 Receivable for Fund Shares Sold ...........................             5
 Unrealized Gain on Swap Agreements ........................            58
 Other Assets ..............................................             3
 Payable for Investments Purchased .........................        (6,461)
 Payable for Fund Shares Redeemed ..........................              (1)
 Payable for Administrative Fees ...........................              (6)
 Payable for Investment Advisory Fees ......................           (71)
 Payable for Trustees' Deferred Compensation Plan ..........              (2)
 Payable for Daily Variation Margin on Futures Contracts                  (3)
 Other Liabilities .........................................           (31)
                                                                ------------
                                                                    (5,775)
                                                                ------------
NET ASSETS (100%) ..........................................    $   90,032
                                                                ============
INSTITUTIONAL CLASS
Net Assets
Outstanding shares of beneficial interest
 (unlimited authorization, no par value) ...................     7,639,910
                                                                ------------
NET ASSET VALUE PER SHARE ..................................    $    11.78
                                                                ============
Net Assets Consist of:
Paid in Capital ............................................    $   84,308
Undistributed Net Investment Income (Loss) .................            61
Undistributed Realized Net Gain (Loss) .....................          (445)
Unrealized Appreciation (Depreciation) on:
 Investing Securities ......................................         6,080
 Futures and Swaps .........................................            28
                                                                ------------
Net Assets .................................................    $   90,032
                                                                ============


                                                                                     Value
                                                                                     (000)
                                                              ---------------------------------------------------
                                                                     PA                              Pro Forma
                                                                  Municipal                          Combined
                                                                  Portfolio       Adjustments        Portfolio
                                                              ----------------  ---------------  ----------------
Total Investments (105.2%) (Cost $89,727, $26,104 and
 $115,831, respectively)....................................    $   28,454                         $   124,261
                                                                ----------                         -----------
Other Assets and Liabilities (--5.2%)
 Cash ......................................................            --                                   5
 Interest Receivable .......................................           310                               1,039
 Receivable for Daily Variation Margin on Futures
   Contracts ...............................................             1                                   1
 Receivable for Fund Shares Sold ...........................            --                                   5
 Unrealized Gain on Swap Agreements ........................            26                                  84
 Other Assets ..............................................             1                                   4
 Payable for Investments Purchased .........................          (703)                             (7,164)
 Payable for Fund Shares Redeemed ..........................            (2)                                 (3)
 Payable for Administrative Fees ...........................            (2)                                 (8)
 Payable for Investment Advisory Fees ......................           (17)                                (88)
 Payable for Trustees' Deferred Compensation Plan ..........            (1)                                 (3)
 Payable for Daily Variation Margin on Futures Contracts                --                                  (3)
 Other Liabilities .........................................           (32)                                (63)
                                                                ----------                         -----------
                                                                      (419)                             (6,194)
                                                                ----------                         -----------
NET ASSETS (100%) ..........................................    $   28,035                         $   118,067
                                                                ==========                         ===========
INSTITUTIONAL CLASS
Net Assets
Outstanding shares of beneficial interest
 (unlimited authorization, no par value) ...................     2,365,547           14,057(A)      10,019,514
                                                                ----------           ------        -----------
NET ASSET VALUE PER SHARE ..................................    $    11.85                         $     11.78
                                                                ==========                         ===========
Net Assets Consist of:
Paid in Capital ............................................    $   25,754                         $   110,062
Undistributed Net Investment Income (Loss) .................            23                                  84
Undistributed Realized Net Gain (Loss) .....................          (112)                               (557)
Unrealized Appreciation (Depreciation) on:
 Investing Securities ......................................         2,350                               8,430
 Futures and Swaps .........................................            20                                  48
                                                                ----------                         -----------
Net Assets .................................................    $   28,035                         $   118,067
                                                                ==========                         ===========

------------
(A)     See Capitalization Section
++ A portion of these securities was pledged to cover margin requirements for futures contracts.
*       144A security. Certain conditions for public sale may exist.
+       Moody's Investor Service, Inc. rating. Security is not rated by Standard
&       Poor's Corporation.
# Step Bond-Coupon increases in increments to maturity. Rate disclosed is as of March 31, 1998. Maturity disclosed is the ultimate maturity.
##      Variable or Floating rate security -- rating disclosed is as of March
        31, 1998.
AMBA    American Municipal Bond Assurance Corp.
CGIC    Capital Guaranty Insurance Corp.
FGIC    Financial Guaranty Insurance Corp.
FHA     Federal Housing Administration
FSA     Financial Security Assurance
MBIA    Municipal Bond Insurance Association
PSFG    Permanent School Fund Guaranteed
N/R Not rated by Moody's Investor Service, Inc., Standard & Poor's Corporation or Fitch.
TBA     Security is subject to delayed delivery.

Projected Pro Forma Combined Statement of Operations
March 31, 1998 (Unaudited)



                                                                              PA                            Pro Forma
                                                          Municipal        Municipal                        Municipal
                                                          Portfolio        Portfolio                        Portfolio
                                                            (000)            (000)        Adjustments         (000)
                                                       --------------   --------------   -------------   --------------
Investment Income
 Interest ..........................................     $3,910           $1,444                           $5,354
                                                        -------           ------                           ------
Expenses
 Investment Advisory Services ......................     $  282           $  102                           $  384
 Less: Waived Fees .................................   (28) 254         (27)  75            13           (42) 342
 Administrative Fee ................................         60               22                               82
 Custodian Fee .....................................          5                5                               10
 Audit Fee .........................................         18               18                               23
 Legal Fee .........................................          1                1                                2
 Other Expenses ....................................         41               18           (13)                59
                                                       ---------        ---------                        ---------
    Total Expenses .................................        379              139                              518
                                                       ---------        ---------                        ---------
 Expense Offset ....................................         (3)              (3)                              (6)
                                                       ---------        ---------                        ---------
  Net Expenses .....................................        376              136                              512
                                                       ---------        ---------                        ---------
   Net Investment Income ...........................      3,534            1,308                            4,842
                                                      -------           ------                           ------
Realized Net Gain (Loss)
 Investment Securities .............................       (109)             (72)                            (181)
 Futures ...........................................       (126)              44                              (82)
                                                       ---------        ---------                        ---------
  Realized Net Gain (Loss) .........................       (235)             (28)                            (263)
                                                       ---------        ---------                        ---------
Change in Unrealized Appreciation (Depreciation)
 Investment Securities .............................      3,923            1,331                            5,254
 Futures and Swaps .................................       (407)            (177)                            (584)
                                                       ---------        ---------                        ---------
  Unrealized Appreciation (Depreciation) ...........      3,516            1,154                            4,670
                                                       ---------        ---------                        ---------
   Net Gain (Loss) .................................      3,281            1,126                            4,407
                                                       ---------        ---------                        ---------
Net Increase (Decrease) in Net Assets Resulting from
 Operations ........................................     $6,815           $2,434                           $9,249
                                                       =========        =========                        =========

             See notes to pro forma combined financial statements.

                                CAPITALIZATION

     The following table sets forth the capitalization of each fund as of March 31, 1998, and the pro forma combined capitalization of both funds as if the reorganization had occurred on such date. The table reflects pro forma exchange ratios of approximately 1.006 shares being issued for each share of your fund. If the reorganization is consummated, the actual exchange ratios on the reorganization date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both the Municipal Portfolio and your fund between March 31, 1998 and the reorganization date, changes in the amount of undistributed net investment income and net realized capital gains of the Municipal Portfolio and your fund during that period resulting from income and distributions, and changes in the accrued liabilities of the Municipal Portfolio and your fund during the same period.




                                                          March 31, 1998
                                      -------------------------------------------------------
                                                                PA              Pro Forma
                                          Municipal          Municipal          Municipal
                                          Portfolio          Portfolio          Portfolio
                                      ----------------   ----------------   -----------------
Net Assets ........................     $ 90,031,878       $ 28,035,483       $ 118,067,361
Net Asset Value Per Share .........     $      11.78       $      11.85       $       11.78
Shares Outstanding ................        7,639,910          2,365,547          10,019,514

     It is impossible to predict how many shares of the Municipal Portfolio will actually be received and distributed by your fund on the reorganization date. The table should not be relied upon to determine the amount of the Municipal Portfolio shares that will actually be received and distributed.


Notes to Pro Forma Combined Financial Statements -- (Unaudited)

     Each of the Municipal Portfolio and PA Municipal Portfolio had in place an identical management fee agreement and a voluntary expense limitation of .50% of net assets. Accordingly, the pro forma adjustments only represent the elimination of duplicate expenses (i.e., audit fees) and an offsetting reduction in the fee waiver required as a result of the voluntary expense limitation.

     Pro forma information is intended to provide shareholders of MAS Funds with information about the impact of the proposed merger by indicating how the merger might have affected the information had the merger been consummated as of March 31, 1998.

     The pro forma combined statements of net assets and results of operations as of March 31, 1998, have been prepared to reflect the merger of the Municipal Portfolio and PA Municipal Portfolio.

PROXY
                                   MAS FUNDS
                            PA MUNICIPAL PORTFOLIO
         PROXY FOR SPECIAL MEETING OF SHAREHOLDERS, NOVEMBER 20, 1998


     The undersigned Shareholder(s) of the PA Municipal Portfolio (the "Portfolio") of MAS Funds (the "Fund") hereby appoint(s) Lorraine Truten, James
A. Gallo, and Richard J. Shoch, and each of them (each with full power of substitution), as the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders of the Fund to be held on November 20, 1998 and any adjournments thereof (the "Meeting"), to vote all of the shares of the Portfolio that the signer would be entitled to vote if personally present at the Meeting on the proposal set forth below and, in accordance with their own discretion, on any other matters properly brought before the Meeting. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement as checked below upon the following matters:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE FUND AND WILL BE VOTED "FOR" THE PROPOSAL UNLESS OTHERWISE INDICATED.

Please vote by filling in the appropriate box below, as shown, using blue or black ink or dark pencil. Do not use red ink.

Proposal: Approval of the Agreement and Plan of Reorganization and Liquidation
          between PA Municipal Portfolio and
      Municipal Portfolio.

                       / / FOR  / / AGAINST  / / ABSTAIN

     IN ACCORDANCE WITH THEIR OWN DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted in accordance with the recommendations of the Board of Trustees FOR the Proposal.

     The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement of the Board of Trustees.

                                  Please date, sign and return promptly.

                                  Dated: ____________________ , 1998

                                  Your signature(s) on this proxy should be exactly as your name or names appear on this proxy. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.


                                  ---------------------------------------------
                                   Signature


                                  ---------------------------------------------
                                   Signature